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                                  EXHIBIT 4.3
       TDA EMPLOYER SPONSORED BENEFIT RESPONSIVE CONTRACT, FORM P-12621BR
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CONTRACT NUMBER                             VXX,XXX

CONTRACTHOLDER                              ABC SCHOOL

DATE OF ISSUE                               JANUARY 1, 1993

CONTRACT DATE                               JANUARY 1, 1993

FIRST CONTRACT ANNIVERSARY                  JANUARY 1, 1994

American United Life Insurance Company (AUL) shall provide all the rights and benefits of this contract.

This contract is issued in consideration of the application and of the payment of Contributions to AUL.

All provisions and conditions stated on this and subsequent pages are made a part of this contract.

Signed for AUL at its Home Office in Indianapolis, Indiana.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. The Contractholder may return the contract for any reason within ten days after receiving it. If returned, the contract shall be considered void from the beginning and any Contributions shall be refunded.

                                  AMERICAN UNITED LIFE INSURANCE COMPANY

                                  By /s/ Jerry D. Semler
                                     Chairman of the Board,
                                     President, & Chief Executive Officer

                                  Attest
                                  By: /s/ William R. Brown
                                       Secretary

                          AUL American Series Contract
           Employer-Sponsored TDA Multiple-Fund Group Variable Annuity
                                Nonparticipating

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE
INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ACCUMULATION UNITS.


P-12621(BR)FL

If you have questions concerning your contract, or wish to register a complaint, you may reach AUL by calling 1-800-634-1629.





CONTRACT NUMBER                             VXX,XXX

CONTRACTHOLDER                              ABC SCHOOL

DATE OF ISSUE                               JANUARY 1, 1993

CONTRACT DATE                               JANUARY 1, 1993

FIRST CONTRACT ANNIVERSARY                  JANUARY 1, 1994

American United Life Insurance Company (AUL) shall provide all the rights and benefits of this contract.

This contract is issued in consideration of the application and of the payment of Contributions to AUL.

All provisions and conditions stated on this and subsequent pages are made a part of this contract.

Signed for AUL at its Home Office in Indianapolis, Indiana.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. The Contractholder may return the contract for any reason within ten days after receiving it. If returned, the contract shall be considered void from the beginning and any Contributions shall be refunded.

                                  AMERICAN UNITED LIFE INSURANCE COMPANY

                                  By /s/ Jerry D. Semler
                                     Chairman of the Board,
                                     President, & Chief Executive Officer

                                  Attest
                                  By: /s/ William R. Brown
                                       Secretary

                          AUL American Series Contract
           Employer-Sponsored TDA Multiple-Fund Group Variable Annuity
                                Nonparticipating

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE
INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ACCUMULATION UNITS.


P-12621(BR)

                                TABLE OF CONTENTS


ARTICLE 1                  DEFINITIONS

ARTICLE 2                  CONTRACT AND AUTHORITY

         2.1--------Entire Contract
         2.2--------Authority

ARTICLE 3                  CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS

         3.1--------Amount of Contributions
         3.2--------How Contributions Are Handled
         3.3--------Addition, Deletion, or Substitution of Investments 3.4--------Transfers
         3.5--------Limitations on Transfers
         3.6--------Reallocation of Participant Accounts
         3.7--------Transferred Amounts

ARTICLE 4                  BENEFITS

         4.1--------General Withdrawal Provisions
         4.2--------Termination of Service Benefits and Minimum Distribution
                    Benefits
         4.3--------In-Service Benefits
         4.4--------Election of Annuity Options
         4.5--------Annuity Options
         4.6--------Guaranteed Rate of Interest
         4.7--------Alternate Nonparticipating Retirement Annuity
         4.8--------Minimum Payments
         4.9--------Due Proof of Date of Birth and Survival

ARTICLE 5                  VALUATIONS

         5.1--------Time of Valuation
         5.2--------Accumulation Units
         5.3--------Value of Accumulation Units
         5.4--------Determining the Net Investment Factor
         5.5--------Determining the Value of Each Participant Account's Share
                    of Any Investment Account

ARTICLE 6                  OTHER CHARGES

         6.1--------Mortality Risk and Expense Risk Charges
         6.2--------Investment Management Charge
         6.3--------Administrative Charge
         6.4--------Transfer Charge
         6.5--------Other Charges
         6.6--------Reduction or Waiver of Certain Charges


P-12621(BR).1

ARTICLE 7                  RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS

         7.1--------Right of AUL to Change Interest Rates
         7.2------- Right of AUL to Change Annuity Table
         7.3--------Right of AUL to Change Charges
         7.4--------Amendment of Contract to Conform with Law

ARTICLE 8         TERMINATION OF CONTRACT

         8.1--------Right of Contractholder to Terminate
         8.2--------Payment Due to Termination by Contractholder
         8.3--------Right of AUL to Terminate
         8.4--------Payment Due to Termination by AUL

ARTICLE 9                  MISCELLANEOUS

         9.1--------Ownership
         9.2--------AUL's Annual Statement
         9.3--------Certification of Plan Status
         9.4--------Essential Data
         9.5--------Reliance
         9.6--------Misstatement of Essential Data
         9.7--------Annuity Certificates
         9.8--------Election, Notice, or Direction Requirements
         9.9--------Quarterly Statement of Account Value
         9.10-------Conformity with State Laws
         9.11-------Reference to Federal Laws
         9.12-------Sex and Number
         9.13-------Facility of Payment
         9.14-------Insulation from Liability
         9.15-------Voting
         9.16-------Acceptance of New Participants or Contributions 9.17-------Nonforfeitability and Nontransferability
         9.18-------Notice of Annual Meeting of Members

TABLE OF IMMEDIATE ANNUITIES


P-12621(BR).2

                             ARTICLE 1 - DEFINITIONS


     1.1 "Account Value" for any Participant Account on any given date means:

     (a) the balance of the Participant Account's share of the Fixed Interest Account on that date; plus

     (b) the value of the Participant Account's share of each Investment Account on that date.

     1.2 "Accumulation Period" means the period of time commencing on the date on which a Participant's initial Contribution is credited to the Participant Account and terminating on the date when such Participant Account is closed.

     1.3 "Accumulation Unit" means a statistical device used to measure amounts of increases to, decreases from, and accumulations in any Investment Account during the Accumulation Period.

     1.4 "Annuity Commencement Date" means the first day of any month upon which an annuity begins under this contract. However, for any Participant, this date shall not be later than the required beginning date as defined in the applicable sections of the Code and Regulations issued thereunder.

     1.5 "Code" means the Internal Revenue Code of l986, as amended.

     1.6 "Contract Anniversary" means the first day of each Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of this contract for the First Contract Anniversary.

     1.7 "Contract Quarter" means each of the four successive intervals of three months, the sum of which corresponds to a 12-month Contract Year.

     1.8 "Contract Year" means, for the first such year, the period beginning with the Contract Date and ending on the day immediately preceding the First Contract Anniversary, and for each succeeding Contract Year, the period beginning with a Contract Anniversary and ending on the day immediately preceding the next succeeding Contract Anniversary.

     1.9 "Contributions" means amounts paid to AUL pursuant to the Contractholder's Code Section 403(b) Plan and credited to a Participant Account hereunder. The following types of Contributions shall be credited to individual subaccounts under the Participant Accounts:

     (a) "Elective Deferrals," which means, with respect to any taxable year, any Contribution made under a salary reduction agreement. A
          Contribution made under a salary reduction agreement shall not be treated as an Elective Deferral if, under the salary reduction agreement, such Contribution is made pursuant to a one-time irrevocable election made by the Participant at the time of initial eligibility to participate in the agreement, or is made pursuant to a similar arrangement involving a one-time irrevocable election specified in Regulations issued under the Code.





P-12621(BR).3

     (b) "Employee Mandatory Contributions," which means Contributions made under a salary reduction agreement pursuant to a one-time irrevocable election made by the Participant at the time of initial eligibility to participate in the agreement, or made pursuant to a similar arrangement involving a one-time irrevocable election specified in Regulations issued under the Code.

     (c) "Employer Contributions," which means Contributions made by the Participant's employer that are not made pursuant to (a) or (b) above.

     1.10 "Current Rates of Interest" means each of the annual effective rates of interest as determined and declared by AUL from time-to-time and as credited to each interest pocket maintained within the Fixed Interest Account. The Current Rates of Interest shall always be equal to or greater than the Guaranteed Rate of Interest.

     1.11 "Excess Contributions" means those Contributions made on behalf of a Participant which exceed the limitations in effect under applicable provisions of the Code and Regulations issued thereunder.

     1.12 "Fixed Interest Account" means that fund of AUL's general asset account in which all or a portion of a Participant's Account Value may be held for accumulation at the Current Rates of Interest.

     (a) Contributions allocated, or amounts transferred, to the Fixed Interest Account shall be credited to the open interest pocket and shall earn interest at the Current Rate of Interest in effect for that interest pocket. Such Contributions or transferred amounts, during the time that the Current Rate of Interest exceeds the Guaranteed Rate of Interest, shall earn interest at such credited Current Rate of Interest for at least 1 year. After such 1-year period, AUL reserves the right to declare, at any time, a new Current Rate of Interest to be applied to funds held within that interest pocket. Any such new Current Rate of Interest must remain in effect for that interest pocket for at least 1 year.

     (b) If AUL changes the Current Rate of Interest for such new Contributions or such new amounts transferred to the Fixed Interest Account, the previous open interest pocket shall close, and any such Contributions or amounts transferred on or after the effective date of such change shall be credited to a new open interest pocket and shall earn interest at the new Current Rate of Interest in effect for such new open interest pocket. Therefore, at any given time, various funds credited to a Participant Account and allocated to the Fixed Interest Account may be earning interest at different Current Rates of Interest for different periods of time.

     1.13 "Guaranteed Rate of Interest" means interest at an annual effective rate of 4.00%.

     1.14 "Home Office" means the principal office of AUL. The mailing address is P. O. Box 6148, Indianapolis, Indiana 46206-6148.

     1.14 "Home Office" means the principal office of AUL. The mailing address is P. O. Box 6148, Indianapolis, Indiana 46206-6148. The telephone number is 1-800-634-1629.

     1.15 "Investment Account" means each subaccount of the Variable Account, which subaccounts currently include the Equity Investment Account, the Bond Investment Account, the Money Market Investment Account, and the Managed Investment Account, as the case may be, where:



P-12621(BR).4

     (a) Amounts allocated to the Equity Investment Account shall be invested in shares of the AUL American Equity Portfolio of the Mutual Fund.

     (b) Amounts allocated to the Bond Investment Account shall be invested in shares of the AUL American Bond Portfolio of the Mutual Fund.

     (c) Amounts allocated to the Money Market Investment Account shall be invested in shares of the AUL American Money Market Portfolio of the Mutual Fund.

     (d) Amounts allocated to the Managed Investment Account shall be invested in shares of the AUL American Managed Portfolio of the Mutual Fund.

     1.16 "Investment Option" means the Fixed Interest Account or any of the Investment Accounts of the Variable Account. AUL reserves the right to provide other Investment Options under this contract at any time.

     1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940.

     1.18 "Participant" means any person reported to AUL by the Contractholder as eligible for, and as participating in, the Plan, and for whom a Participant Account is established.

     1.19 "Participant Account" means an account established under this contract for a Participant. Within each Participant Account, the Contractholder can direct the establishment of one or more subaccounts as made available by AUL. Contributions received by AUL shall be credited to Participant Accounts and their subaccounts as AUL is directed in writing by the Contractholder.

     1.20 "Plan" means the Plan Sponsor's Code Section 403(b) plan as it exists on the Contract Date, and any subsequent amendment to it.

     1.21 "Plan Sponsor" means ABC School.

     1.22 "Portfolio" means a series of the Mutual Fund as described in the prospectus for the Mutual Fund as such prospectus may be amended or supplemented from time to time.

     1.23 "Valuation Date" means any day when the Home Office of AUL and the New York Stock Exchange are open and operational.

     1.24 "Valuation Period" means the period beginning at the close of business on a Valuation Date and ending at the close of business on the next succeeding Valuation Date.

P-12621(BR).5

     1.25 "Variable Account" means a separate account established by AUL called the AUL American Unit Trust, which is registered under The Investment Company Act of l940 as a unit investment trust.

     1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn pursuant to Sections 4.3 or 8.2, where the percentage varies by the number of full years measured from the date a Participant Account is established to the date the Withdrawal Charge is determined. Such percentage is as follows:


              During                                 Withdrawal Charge
           Account Years                              Percentage

               1-5                                       8%
               6-10                                      4%
           Thereafter                                    0%

          In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

     1.27 "Withdrawal Value" means a Participant's Account Value minus the applicable Withdrawal Charge.



P-12621(BR).6

                       ARTICLE 2 - CONTRACT AND AUTHORITY


     2.1 Entire Contract: This contract and the application of the Contractholder is the entire agreement between AUL and the Contractholder. AUL is not a party to, nor bound by, a Plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. AUL is not a fiduciary under this contract or under any such Plan, trust, custodial agreement, or other agreement.

     2.2 Authority: This contract cannot be modified or amended, nor can any provision or condition be waived, except by a written agreement signed by a corporate officer of AUL. Such authority may not be delegated to any other person or entity, except by a written agreement signed by a corporate officer of AUL.



P-12621(BR).7

              ARTICLE 3 - CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS


     3.1 Amount of Contributions:

     (a) Contributions may vary in amount and frequency; however, they must be at least equal to a minimum annual Contribution of $200 per Participant in any full Contract Year. AUL may change the minimum annual Contribution acceptable under this contract, but any such change shall apply only to individuals who become Participants on or after the date of the change.

     (b) Excess Contributions (plus gains or minus losses thereon) shall be withdrawn from a Participant Account and returned to the Participant or to whomever the Contractholder directs pursuant to the Plan upon receipt by AUL at its Home Office of complete written instructions from the Contractholder. Such written instructions must include the amount to be withdrawn and returned, and certification that such Contributions constitute Excess Contributions and that such returns are permitted by the Plan and by applicable provisions of the Code and Regulations issued thereunder. It shall not be the responsibility of AUL to determine the existence or amount of Excess Contributions or gains or losses thereon, or that returns of Excess Contributions are permitted by the Plan and by applicable provisions of the Code and Regulations. In withdrawing and returning the identified amount, AUL may rely solely on such written instructions and certification. Such a withdrawal and return of Excess Contributions shall not be subject to Sections 4.1 and 4.3.

     3.2 How Contributions Are Handled:

     (a) Contributions received at the Home Office shall be identified by the Contractholder as Elective Deferrals, Employee Mandatory Contributions, or Employer Contributions, and shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.

     (b) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account and allocation instructions regarding the initial Contribution. If the data required to establish the Participant Account and allocation instructions regarding the initial Contribution are not received by AUL at its Home Office when AUL first receives the initial Contribution, AUL shall allocate the initial Contribution to the Money Market Investment Account, and shall send written notice to the Contractholder following the end of the month in which the unallocable initial Contribution is received by AUL. If proper data and allocation instructions are not provided to AUL within a reasonable period of time, which shall not exceed 105 days from the date the initial Contribution is first credited to the Money Market Investment Account, AUL shall return to the Contractholder all Contributions that remain unallocated, plus gains or minus losses thereon, or shall follow other instructions provided by the Contractholder.




P-12621(BR).8

     (c) All Contributions subsequent to the initial Contribution shall be credited and allocated as of the close of business on the Valuation Period in which AUL receives the Contribution at its Home Office, provided that the Contribution is received by 4:00 p.m. E.S.T. If the Contribution is received after 4:00 p.m. E.S.T., such Contribution shall be deemed to be received, and shall be credited and allocated as of the close of business, on the next succeeding Valuation Period.

     (d) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments of 10%, 25%, or 33-1/3%, as elected by the Contractholder or by that person designated in writing to AUL by the Contractholder. If no allocation instruction is made with respect to any Participant Account, AUL shall process such credits in accordance with the allocation instruction applicable to the immediately preceding Contribution. The Contractholder or such designated person may change an allocation instruction with respect to future allocations to the applicable Participant Account by giving new written allocation instructions to AUL at its Home Office.

     3.3 Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Portfolios and to substitute shares of, or interests in, another Portfolio of the Mutual Fund, of another open-end, registered investment company, or other investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Portfolios are no longer available for investment, or if, in AUL's judgment, further investment in any or all eligible Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will not substitute any shares attributable to the Contractholder's interest in the Variable Account or any Investment Account without notice, Contractholder or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in a new Portfolio of the Mutual Fund, or in other securities, investment vehicles, or shares of another diversified open-end management investment company or series thereof. AUL reserves the right to eliminate or combine existing Investment Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.





P-12621(BR).9

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

     3.4 Transfers:

     (a) Subject to the limitations of Section 3.5, the Contractholder, or that person designated in writing to AUL by the Contractholder, may direct AUL in writing to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives such written direction, provided that AUL receives such direction by 4:00 p.m. E.S.T. on that Valuation Date. If such direction is received after 4:00 p.m. E.S.T., such transfer shall be effective as of the close of business on the next succeeding Valuation Date.

     (b) AUL shall make the transfer as requested within 7 days from the date a proper request is received by AUL at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer a transfer of amounts from the Fixed Interest Account for a period of 6 months after AUL receives the transfer request at its Home Office.

     (c) All transfers from the Fixed Interest Account to any Investment Account shall be made on a first-in/first-out accounting basis.

     3.5 Limitations on Transfers:

     (a) A transfer with regard to the Participant Account's share of any Investment Option shall not be made in an amount less than $500 or the Participant Account's entire share, if less than $500. If such a transfer reduces the Participant Account's remaining share of an Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the last Contract Anniversary preceding the request for transfer, or the Participant Account's entire share of the Fixed Interest Account if such share would be less than $500 after the transfer.


P-12621(BR).10

     (c) Amounts under this contract which have been transferred from other group annuity contracts, whether issued by AUL or otherwise, shall be allocated pursuant to the provisions of Section 3.2.

     (d) AUL reserves the right to change the limitation on the minimum transfer, to change the limit on remaining balances, to limit the number and frequency of transfers, to suspend the transfer privilege provided in Sections 3.4 and 3.5, and to impose a charge on a transfer.

     3.6 Reallocation of Participant Accounts: The Contractholder, in accordance with the provisions of the Plan, may direct AUL to reallocate all or a portion of the Account Value of any Participant Account among other Participant Accounts. The Contractholder shall certify that such reallocation is in accordance with Plan provisions.

     3.7 Transferred Amounts: If so permitted under the terms of the Plan, AUL shall accept amounts transferred from other contracts which are attributable to contributions made pursuant to Code Section 403(b). Such transferred amounts shall be credited as directed by the Contractholder to a separate rollover subaccount established under the appropriate Participant Accounts.



P-12621(BR).11

                              ARTICLE 4 - BENEFITS


     4.1 General Withdrawal Provisions:

     (a) As provided in Sections 4.2 and 4.3, at any time prior to termination of the contract pursuant to the provisions of Article 8, except as stated below, the Contractholder, upon submitting a proper written request to AUL at its Home Office, may direct AUL to withdraw all or a portion of a Participant Account for the purpose of providing Plan benefits, other than Plan termination benefits, provided:

          (1)  that,  if  the  amount  being   withdrawn  is   attributable   to
               Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C):

               (i)  such withdrawal is made to provide a loan; or

               (ii) any  distribution  of such amount  shall not occur until the
                    Participant has:

                    (A)  attained age 59 1/2; or

                    (B)  separated from service; or

                    (C)  died; or

                    (D)  become totally disabled (as defined by the Plan); or

                    (E)  experienced a hardship (as defined by the Plan); or

          (2) that the amount being withdrawn is attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)); or
          (3) that the amount being withdrawn is attributable to amounts held as of December 31, l988 under another Code Section 403(b) annuity contract.

          (4) In the case of a hardship withdrawal referred to in (a)(1)(ii)(E) above, any gain credited to such Contributions may not be withdrawn.

          (5) AUL shall not be responsible for determining a Participant's compliance with the requirements above. Any withdrawal request submitted by the Contractholder shall include certification as to the purpose of the withdrawal. The Contractholder assumes full responsibility for determining whether any withdrawal is permitted under applicable law and under the terms of a particular Plan. AUL may rely solely upon the representations of the Contractholder made in the withdrawal request.


P-12621(BR).12

          (6) Effective January 1, 1993, eligible rollover distributions as provided by applicable federal law, regulations, or rulings may be transferred to a substitute funding medium.

     (b) Withdrawals from a Participant Account's share of an Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

     (c) A withdrawal request shall be effective, and the Account Value to be applied pursuant to Sections 4.2, 4.3, or 4.4 shall be determined, as of the close of business on the Valuation Date that AUL receives a proper written withdrawal request (or due proof of death, if received later) at its Home Office, provided that AUL receives such request or due proof of death by 4:00 p.m. E.S.T. on that Valuation Date. If such request or due proof of death is received after 4:00 p.m. E.S.T., such request shall be effective as of the close of business on the next succeeding Valuation Date.

     (d) AUL shall pay any cash lump sum to the Contractholder or to whomever the Contractholder directs within 7 days from the appropriate Valuation Date as determined in Subsection (c) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

     (e) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

     4.2 Termination of Service Benefits and Minimum Distribution Benefits:

     (a) At any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing benefits upon termination of service as provided by the Plan (other than Plan termination benefits) or minimum distribution benefits pursuant to Code Section 401(a)(9) and Regulations issued thereunder (but only if an amount equal to the required minimum distribution amount as calculated pursuant to Code Section 401(a)(9) is withdrawn, or if an annuity is provided by AUL under this contract), subject to the limitations provided in Section 4.1. Except for death benefits as provided in (b) below, payment shall be made in a cash lump sum to the Contractholder or to whomever the Contractholder directs, or as an annuity in accordance with the Annuity Options shown in Section 4.5 as directed by the Contractholder.

     (b) Regarding death benefits specifically, notwithstanding the provisions of Article 8, upon receipt at its Home Office of written instructions from the Contractholder and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period, AUL shall apply the Account Value (subject to Section 6.5) of the Participant

P-12621(BR).13

          Account for the purpose of providing a death benefit under the Plan. The death benefit shall be paid to the Participant's beneficiary according  to  the  method  of  payment  elected  by  the  beneficiary
          (unless  such  method of payment was  previously  elected by the
          Participant).  This    death benefit shall be payable:

          (1) in a single sum or other method not provided in (2) below; provided, however, that the entire Account Value (subject to Section 6.5) must be paid to the beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or

          (2)  as an annuity in  accordance  with the Annuity  Options  shown in
               Section 4.5 over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

          If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

     4.3 In-Service Benefits: At any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing in-service benefits as provided by the Plan (except for Code Section 401(a)(9) minimum distribution benefits covered under Section 4.2), such as for loans or hardships (as defined by the Plan), subject to the limitations provided in Section 4.1.

If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount determined pursuant to the following formula:

   Reduction in                               cash payment
                      -------------------------------------------------------
  Account Value  =   (1 - decimal equivalent of Withdrawal Charge percentage)

Notwithstanding the previous paragraph, in any Contract Year the Contractholder may withdraw up to 10% of the Account Value of a Participant Account determined as of the last Contract Anniversary preceding the request for the withdrawal without application of any Withdrawal Charge, provided that 12 months have elapsed from the date that the Participant's first Contribution is credited to his Participant Account by AUL to the date of such withdrawal.

     4.4 Election of Annuity Options: At the written request of the Contractholder pursuant to Section 4.2, AUL shall apply all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date provided in Section 4.1(c). Such transferred amounts shall be held in the Fixed Interest Account until the Participant's Annuity Commencement Date. The Contractholder request shall

P-12621(BR).14
include certification as to the purpose for the annuity and the election of one of the following annuity options. The amount of any annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.7.

     4.5 Annuity Options:

     (a) Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant.

     (b) Certain and Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. If the annuitant dies before receiving payments for the certain period (5, 10, 15, or 20 years, as specified in the election), any remaining payments for the balance of the certain period shall be paid to the annuitant's beneficiary.

     (c) Survivorship Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. After the death of the annuitant, a portion (all, 2/3, or 1/2, as specified in the election) of the annuitant's monthly annuity shall be paid to the contingent annuitant named in the election for as long as the contingent annuitant lives. An election of this option is automatically cancelled if either the Participant or the contingent annuitant dies before the Annuity Commencement Date.

     (d) Installment Refund Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant. If, at the death of the annuitant, the sum of the monthly payments previously received is less than the amount applied to provide the annuity, monthly payments of the same amount shall continue to the annuitant's beneficiary until the total of the monthly payments received equals such amount.

     (e) Fixed Period. The monthly annuity shall be payable to the annuitant for a fixed period of time (not less than 5 years nor more than 20 years, as specified in the election). If, at the death of the annuitant, payments have been made for less than the selected fixed period, monthly annuity payments to the annuitant's beneficiary shall be continued during the remainder of such fixed period.

     (f) Any other annuity options made available by AUL at the time the option to elect an annuity is exercised.

If the total Account Value is less than $2,000, such value shall not be annuitized under options (a)- (f) of this Section, but shall be paid in a lump sum.
If the annuity option selected is not included in the attached Table of Immediate Annuities, the amount of monthly annuity shall be based on rates determined in the same manner as those found in the Table.

     4.6 Guaranteed Rate of Interest: The retirement annuity options provided in this Article and illustrated in the attached Table of Immediate Annuities are based on a guaranteed interest rate of 4.00% compounded annually.


P-12621(BR).15

     4.7 Alternate Nonparticipating Retirement Annuity: Any annuity elected shall be provided at whatever current single premium nonparticipating immediate annuity rates are available under this class of group annuity contract if such rates produce a higher income than that provided under the Table of Immediate Annuities provided in this contract.

     4.8 Minimum Payments: If the monthly annuity is less than AUL's then current established minimum, AUL reserves the right to make payments on a less frequent basis or to pay the Account Value in a single sum.

     4.9 Due Proof of Date of Birth and Survival: Before commencing payments under any annuity, AUL may require proof of the date of birth of any annuitant and may require due proof that any annuitant is living before the payment of each or any installment under the option.


P-12621(BR).16

                             ARTICLE 5 - VALUATIONS


     5.1 Time of Valuation: All assets of each Portfolio shall be valued as provided in the prospectus for the Mutual Fund as such prospectus may be amended or supplemented from time to time.

     5.2 Accumulation Units: Any amounts that are allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the end of the Valuation Period on which such amounts are received by AUL at its Home Office. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

     5.3 Value of Accumulation Units: The value of an Accumulation Unit in each Investment Account was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

     5.4 Determining the Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

     (a)  is equal to:

          (l) the net asset value of a Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Portfolio during the current Valuation Period, plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

P-12621(BR).17


     5.5 Determining the Value of Each Participant Account's Share of any Investment Account: The value of each Participant Account's share of any Investment Account as of any Valuation Date shall be determined by multiplying the Participant Account's aggregate Accumulation Units in that Investment Account as of such Valuation Date by the dollar value of one Accumulation Unit in that Investment Account as of such Valuation Date. The value of the Participant Account's share of any Investment Account as of any date other than a Valuation Date is equal to the value of its share of that Investment Account as of the immediately preceding Valuation Date.



P-12621(BR).18

                            ARTICLE 6 - OTHER CHARGES


     6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account, as provided by Section 5.4(c).

     6.2 Investment Management Charge: The Mutual Fund shall pay an investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

     6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn pursuant to Sections 4.2, 4.3, 4.4, 8.2, or 8.4, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

Alternatively, at the election of the Contractholder and upon proper written notice, this administrative charge shall be billed directly to the Contractholder on a basis agreed upon by AUL and the Contractholder. Charges to be paid by the Contractholder are due within 30 days of the billed or due date, whichever is later. AUL reserves the right to defer the purchase of annuities and the payment of any benefit until it has collected the administrative charges due. An election and notice to change the mode of payment shall be effective for the next succeeding Contract Year and thereafter, until any subsequent election and notice become effective.

     6.4 Transfer Charge: AUL reserves the right to deduct a charge (not to exceed $25) for each transfer transaction pursuant to Section 3.4. This charge would be prorated among the Investment Options from which the amounts are transferred in the same proportion that the amount transferred from the Investment Option bears to the total amount transferred from all Investment Options.

     6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Section 4.4 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

     6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in
Section 6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the Mutual Fund.


P-12621(BR).19 (NJ)

                            ARTICLE 6 - OTHER CHARGES

     6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account, as provided by Section 5.4(c).

     6.2 Investment Management Charge: The Mutual Fund shall pay an investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

     6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn pursuant to Sections 4.2, 4.3, 4.4, 8.2, or 8.4, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

Alternatively, at the election of the Contractholder and upon proper written notice, this administrative charge shall be billed directly to the Contractholder on a basis agreed upon by AUL and the Contractholder. Charges to be paid by the Contractholder are due within 30 days of the billed or due date, whichever is later. AUL reserves the right to defer the purchase of annuities and the payment of any benefit until it has collected the administrative charges due. An election and notice to change the mode of payment shall be effective for the next succeeding Contract Year and thereafter, until any subsequent election and notice become effective.

     6.4 Transfer Charge: AUL reserves the right to deduct a charge for each transfer transaction pursuant to Section 3.4. This charge would be prorated among the Investment Options from which the amounts are transferred in the same proportion that the amount transferred from the Investment Option bears to the total amount transferred from all Investment Options.

     6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Section 4.4 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

     6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in
Section 6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the Mutual Fund.


P-12621(BR).19

              ARTICLE 7 - RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS

     7.1 Right of AUL to Change Interest Rates: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the Guaranteed Rate of Interest. Any such change shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. Any change in the Guaranteed Rate of Interest shall not result in a rate less than that prescribed by applicable state law.

     7.2 Right of AUL to Change Annuity Table: AUL does not reserve the right to change the Table of Immediate Annuities in this contract.

     7.3 Right of AUL to Change Charges: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the charges set out in Sections 1.26 and 6.3. Any such change to the Withdrawal Charge set out in
Section 1.26 shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. The administrative charge set out in Section 6.3 shall be limited to a maximum of $100 per Contract Quarter. Any increase in the administrative charge made by AUL for any Contract Quarter shall be limited to an amount which is designed to reimburse AUL for the expenses associated with the administration of the contract and the operation of the Variable Account. Any such increase shall not be anticipated to be a source of profit for AUL.

     7.4 Amendment of Contract to Conform with Law: Notwithstanding the provisions of Section 9.1, AUL reserves the right to amend this contract at any time, without the consent of the Contractholder, Participants, or any other person or entity, to make any change to any provisions of the contract to comply with, or give the Contractholder or Participants the benefit of, any provisions of federal or state laws, regulations, or rulings. Any such amendment shall be stated in a written instrument and delivered to the Contractholder.



P-12621(BR).20 (NJ)

              ARTICLE 7 - RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS


     7.1 Right of AUL to Change Interest Rates: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the Guaranteed Rate of Interest. Any such change shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. Any change in the Guaranteed Rate of Interest shall not result in a rate less than that prescribed by applicable state law.

     7.2 Right of AUL to Change Annuity Table: After the first 5 Contract Years, AUL has the right at any time, upon delivery of written notice to the Contractholder, to change any annuity table included in this contract, but any such change shall apply only to Participant Accounts established on or after the effective date of such change.

     7.3 Right of AUL to Change Charges: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the charges set out in Sections 1.26 and 6.3. Any such change to the Withdrawal Charge set out in
Section 1.26 shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. The administrative charge set out in Section 6.3 shall be limited to a maximum of $15 per Contract Quarter until the year 2001. Any increase in the administrative charge made by AUL for any Contract Quarter beginning after December 31, 2000 shall be limited to an amount which is designed to reimburse AUL for the expenses associated with the administration of the contract and the operation of the Variable Account. Any such increase shall not be anticipated to be a source of profit for AUL.

     7.4 Amendment of Contract to Conform with Law: Notwithstanding the provisions of Section 9.1, AUL reserves the right to amend this contract at any time, without the consent of the Contractholder, Participants, or any other person or entity, to make any change to any provisions of the contract to comply with, or give the Contractholder or Participants the benefit of, any provisions of federal or state laws, regulations, or rulings. Any such amendment shall be stated in a written instrument and delivered to the Contractholder.


P-12621(BR).20

                       ARTICLE 8 - TERMINATION OF CONTRACT


     8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office, provided that AUL receives such notice by 4:00 p.m. E.S.T. on that Valuation Date. If such notice is received after 4:00 p.m. E.S.T., such notice shall be effective as of the close of business on the next succeeding Valuation Date. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

     8.2 Payment Due to Termination by Contractholder:

     (a) As of the effective date of termination of this contract by the Contractholder pursuant to Section 8.1, the Contractholder may, together with the Plan Sponsor, elect to have a payment or payments made pursuant to (b) below to whomever the Contractholder directs. Such payment or payments shall be in full settlement of this contract and in lieu of any other payment under its terms. In order for such an election to be effective, it must include the Contractholder's and the Plan Sponsor's agreement to indemnify and hold AUL harmless from any and all losses, claims, or demands that may later arise or be asserted against AUL in connection with the making of such a payment or payments and, if these funds are to be transferred to a substitute funding medium, such election must contain the Contractholder's certification that such substitute funding medium meets the requirements of Code Section 403(b) and the Regulations issued thereunder. This Contractholder's and Plan Sponsor's agreement must be received by AUL at its Home Office prior to payment of any termination benefits provided by this Section 8.2.

     (b)  Upon termination of this contract by the Contractholder:

          (1) A single sum equal to that portion of the aggregate Withdrawal Value of all Participant Accounts consisting of all of the Accumulation Units of each In vestment Account credited to such Participant Accounts shall be calculated as of the close of business on the effective date of termination and shall be payable within 7 days from the effective date of termination, except as AUL may be permitted to defer such payment in accordance with appropriate provisions of the federal securities laws.

          (2) In addition to the amount payable pursuant to Section 8.2(b)(1) above, commencing on the first Contract Anniversary immediately succeeding the effective date of termination, a portion of each Participant Account shall be paid in annual installments as follows:

               (i) As of the first Contract Anniversary immediately succeeding the effective date of termination, one-seventh of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.



P-12621(BR).21

               (ii) As  of  the  second  Contract  Anniversary   succeeding  the
                    effective date of termination, one-sixth of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

               (iii) As of  the  third  Contract   Anniversary   succeeding  the
                    effective date of termination, one-fifth of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

               (iv) As  of  the  fourth  Contract  Anniversary   succeeding  the
                    effective date of termination, one-fourth of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

               (v) As of the fifth Contract Anniversary succeeding the effective date of termination, one-third of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

               (vi) As  of  the  sixth  Contract   Anniversary   succeeding  the
                    effective date of termination, one-half of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

               (vii) As of  the  seventh  Contract  Anniversary  succeeding  the effective date of termination, the entire remaining portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

                    The Current Rates of Interest being credited to other contracts of this class shall be credited from the effective date of termination until the final payment is made under this Subsection (b)(2).

Until such time as the above-referenced election is implemented, the terms of the contract shall remain applicable, except that AUL shall have the right to refuse to accept further Contributions.

     8.3 Right of AUL to Terminate: AUL has the right, subject to applicable state law, to terminate any Participant Account established under this contract at any time during the Contract Year if the Account Value of such Participant Account is less than $200 for the first Contract Year in which a Contribution is made for the Participant, and $400 for any subsequent Contract Year, and at least 6 months have elapsed since the last previous Contribution to the contract. If AUL elects to terminate a Participant Account in such event, such termination shall be effective on the date


P-12621(BR).22

6 months following the date that AUL gives notice to the Contractholder and the Participant that the Participant Account is to be terminated, provided any Contributions made during such 6-month period are insufficient to bring such Account Value up to the minimum level.

     8.4 Payment Due to Termination by AUL: As of the effective date of termination of a Participant Account by AUL pursuant to Section 8.3, AUL may elect to have a payment made as set out below to the Contractholder. Any such payment shall be in full settlement of the Participant Account under this contract and in lieu of any other payment under its terms.

Upon termination of a Participant Account pursuant to Section 8.3, a single sum equal to the Account Value of the Participant Account shall be calculated as of the close of business on the effective date of termination and shall be payable within 7 days from such effective date of termination.


P-12621(BR).23

                            ARTICLE 9 - MISCELLANEOUS


     9.1 Ownership: The Contractholder is the owner of the contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity.

AUL shall have no obligation to make any payment or distribution except as specified in this contract.

     9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Portfolio, nor any of the other provisions and conditions of this contract.

     9.3 Certification of Plan Status: The Contractholder certifies, upon acceptance of this contract, that, in the Contractholder's opinion, the Plan meets the requirements of Code Section 403(b). AUL does not make any guarantee regarding the federal, state, or local tax status of this contract, any Participant Account established hereunder, or any transaction involving this contract.

     9.4 Essential Data: The Contractholder shall furnish to AUL whatever information is necessary to establish the eligibility and amount of annuity or other benefit in each instance. The Contractholder shall report to AUL any person for whom a payment becomes due under the Plan and the nature and amount of such payment before the date on which such payment becomes due or as soon thereafter as is practicable.

     9.5 Reliance: AUL shall be fully protected in relying on any information furnished by the Contract holder, by any person or persons certified to AUL by the Contractholder as acting on its behalf, or by a Participant. AUL need not inquire as to the accuracy or completeness thereof.

     9.6 Misstatement of Essential Data: If it has been found that any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement as to the age of an annuitant, there shall be an equitable adjustment so as to provide the annuity to which that person is entitled.

     9.7 Annuity Certificates: AUL shall issue to each person for whom an annuity is purchased from AUL a certificate setting forth the amount and terms of payment of the annuity.

     9.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing and must be submitted to and received by AUL at its Home Office before becoming effective, unless the Contractholder or Participant is otherwise directed by AUL.

     9.9 Quarterly Statement of Account Value: As soon as reasonably possible after the end of each Contract Quarter, AUL shall prepare a statement of the Account Value of each Participant Account existing under this contract.

     9.10 Conformity with State Laws: Any benefit payable under this contract shall not be less than the minimum benefit required by any statute of the state in which the contract is delivered.

P-12621(BR).24

     9.11 Reference to Federal Laws: Language in this contract referring to federal tax, securities, or other statutes or rules shall not be deemed to incorporate within the contract such statutes or rules. This language is informational and instructional in nature, and is not subject to approval or disapproval by the state in which the contract is issued.

     9.12 Sex and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

     9.13 Facility of Payment: If any Participant, contingent annuitant, or beneficiary is legally incapable of giving a valid receipt for any payment due him, and no guardian has been appointed, AUL may make such payment to the person or persons who have assumed the care and principal support of such Participant, contingent annuitant, or beneficiary. Also, AUL may make payment directly to the Contractholder or to any person or entity when directed to do so in writing by the Contractholder. Any payment made by AUL will fully discharge AUL to the extent of such payment.

     9.14 Insulation from Liability: The assets of the Variable Account are not chargeable with liabilities arising out of any other business AUL may conduct.

     9.15 Voting:

     (a) AUL is the legal owner of the shares of the Mutual Fund held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of the Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Mutual Fund in its own right, it may elect to do so.

     (b) The person having the voting interest under this contract is the Contractholder. Unless otherwise required by applicable law, the number of Mutual Fund shares of a particular Portfolio as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Mutual Fund for determining shareholders eligible to vote at the meeting of the Mutual Fund. If required by the Securities and Exchange Commission, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Mutual Fund.

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.



P-12621(BR).25

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or the Mutual Fund as may be required by applicable federal law.

     9.16 Acceptance of New Participants or Contributions. AUL reserves the right to refuse to accept new Participants or new Contributions to this contract at any time.

     9.17 Nonforfeitability and Nontransferability: The entire Withdrawal Value of the vested portion (as determined pursuant to the Plan) of a Participant Account under this contract shall be nonforfeitable at all times. No sum payable under this contract with respect to a Participant may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than AUL. In addition, to the extent permitted by law, no such sum shall in any way be subject to legal process requiring the payment of any claim against the payee.

     9.18 Notice of Annual Meeting of Members: The regular annual meeting of the members of AUL shall be held at its principal place of business on the third Thursday in February of each year at the hour of ten o'clock A.M. Elections for directors shall be held at such annual meeting.


P-12621(BR).26

                          TABLE OF IMMEDIATE ANNUITIES


                   MONTHLY INCOME PER $1,000 OF ACCOUNT VALUE

         ADJUSTED                  LIFE            10 YEAR CERTAIN
           AGE                   ANNUITY           AND LIFE ANNUITY

           45                     2.9690                2.9632
           46                     3.0190                3.0124
           47                     3.0715                3.0641
           48                     3.1269                3.1185
           49                     3.1852                3.1756

           50                     3.2466                3.2357
           51                     3.3115                3.2988
           52                     3.3800                3.3653
           53                     3.4525                3.4352
           54                     3.5291                3.5088

           55                     3.6104                3.5863
           56                     3.6966                3.6678
           57                     3.7881                3.7536
           58                     3.8850                3.8437
           59                     3.9877                3.9382

           60                     4.0964                4.0374
           61                     4.2115                4.1414
           62                     4.3334                4.2505
           63                     4.4626                4.3650
           64                     4.5994                4.4850

           65                     4.7442                4.6108
           66                     4.8977                4.7425
           67                     5.0608                4.8804
           68                     5.2347                5.0250
           69                     5.4213                5.1766

           70                     5.6229                5.3356
           71                     5.8412                5.5020
           72                     6.0778                5.6755
           73                     6.3336                5.8552
           74                     6.6097                6.0404
           75                     6.9084                6.2302

                                                                      94GARF2-4

Adjusted Age = Actual Age at Settlement (in years and completed months) less the following number of months: [.6 multiplied by (Birth Year - 1915)] rounded to the nearest integer.
P-12621(BR).27

CONTRACT NUMBER                     VXX,XXX

CONTRACTHOLDER                      ABC SCHOOL

PARTICIPANT'S NAME                  JOHN DOE

SOCIAL SECURITY NUMBER              123-45-6789



American United Life Insurance Company (AUL) hereby certifies that the Contractholder and AUL have entered into a Multiple-Fund Group Variable Annuity Contract (the Contract) in connection with the Contractholder's tax-deferred annuity Plan, and that AUL has created an account in your name to receive Contributions from the Contractholder for your benefit pursuant to the Contract.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Contractholder's direction.

Any amendments to, or changes in, the Contract will be binding and conclusive on each Participant and beneficiary.

This  certificate  is  not  itself  the  Contract,   but  is  a  certificate  of
participation in the Contract.

THIS CERTIFICATE IS SUBJECT TO NEW JERSEY INSURANCE LAWS AND REGULATIONS AS ADMINISTERED BY THE NEW JERSEY DEPARTMENT OF INSURANCE.

                                    AMERICAN UNITED LIFE INSURANCE COMPANY
                                    By: /s/ William R. Brown
                                    Secretary


                      EMPLOYER-SPONSORED TDA MULTIPLE-FUND
                       GROUP VARIABLE ANNUITY CERTIFICATE


ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH

P-12622(BR)NJ

ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ACCUMULATION UNITS.





CONTRACT NUMBER                     VXX,XXX

CONTRACTHOLDER                      ABC SCHOOL

PARTICIPANT'S NAME                  JOHN DOE

SOCIAL SECURITY NUMBER              123-45-6789



American United Life Insurance Company (AUL) hereby certifies that the Contractholder and AUL have entered into a Multiple-Fund Group Variable Annuity Contract (the Contract) in connection with the Contractholder's tax-deferred annuity Plan, and that AUL has created an account in your name to receive Contributions from the Contractholder for your benefit pursuant to the Contract.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Contractholder's direction.

Any amendments to, or changes in, the Contract will be binding and conclusive on each Participant and beneficiary.

This  certificate  is  not  itself  the  Contract,   but  is  a  certificate  of
participation in the Contract.


                                 AMERICAN UNITED LIFE INSURANCE COMPANY
                                 By: /s/ William R. Brown
                                 Secretary


                      EMPLOYER-SPONSORED TDA MULTIPLE-FUND
                       GROUP VARIABLE ANNUITY CERTIFICATE


ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE
INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ACCUMULATION UNITS.


If you have questions concerning your contract, or wish to register a complaint, you may reach AUL by calling 1-800-634-1629.

P-12622(BR)FL

CONTRACT NUMBER                     VXX,XXX

CONTRACTHOLDER                      ABC SCHOOL

PARTICIPANT'S NAME                  JOHN DOE

SOCIAL SECURITY NUMBER              123-45-6789



American United Life Insurance Company (AUL) hereby certifies that the Contractholder and AUL have entered into a Multiple-Fund Group Variable Annuity Contract (the Contract) in connection with the Contractholder's tax-deferred annuity Plan, and that AUL has created an account in your name to receive Contributions from the Contractholder for your benefit pursuant to the Contract.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Contractholder's direction.

Any amendments to, or changes in, the Contract will be binding and conclusive on each Participant and beneficiary.

This  certificate  is  not  itself  the  Contract,   but  is  a  certificate  of
participation in the Contract.


                                 AMERICAN UNITED LIFE INSURANCE COMPANY
                                 By: /s/ William R. Brown
                                 Secretary


                      EMPLOYER-SPONSORED TDA MULTIPLE-FUND
                       GROUP VARIABLE ANNUITY CERTIFICATE


ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE
INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS
THE VALUATION OF SUCH ACCUMULATION UNITS.


P-12622(BR)

IMPORTANT NOTICE


To obtain information or make a complaint:

You may contact your Texas AUL office at:
1-512-822-7860


You may call AUL's toll-free telephone number for information or to make a complaint at:
1-800-338-9189


You may also write to AUL at:
P O Box 368
Indianapolis, IN  46206-0368


You may contact the Texas Department of Insurance to obtain information on companies, coverages, rights, or complaints at: 1-800-252-3439


You may write the Texas Department of Insurance at: P O Box 149104 Austin, TX 78714-9104 FAX# (512) 475-1771


ATTACH THIS NOTICE TO YOUR POLICY:
This notice is for information only and does not become a part or condition of the attached document.

P-12622(BR)TX

                     SUMMARY OF CERTAIN CONTRACT PROVISIONS
                                WHICH AFFECT YOU

                                   DEFINITIONS

"Account Value" for any Participant Account on any given date means:

(a) the balance of the Participant Account's share of the Fixed Interest Account on that date; plus

(b) the value of the Participant Account's share of each Investment Account on that date.

"Accumulation Period" means the period of time commencing on the date on which a Participant's initial Contribution is credited to the Participant Account and terminating on the date when such Participant Account is closed.

"Accumulation Unit" means a statistical device used to measure amounts of increases to, decreases from, and accumulations in any Investment Account during the Accumulation Period.

"Annuity Commencement Date" means the first day of any month upon which an annuity begins under the Contract. However, for any Participant, this date shall not be later than the required beginning date as defined in the applicable sections of the Code and Regulations issued thereunder.

"Code" means the Internal Revenue Code of l986, as amended.

"Contributions"  means amounts paid to AUL pursuant to the Contractholder's Code
Section 403(b) Plan and credited to a Participant Account. The following types of Contributions are credited to individual subaccounts under the Participant
Account:

(a) "Elective Deferrals," which means, with respect to any taxable year, any Contribution made under a salary reduction agreement. A Contribution made under a salary reduction agreement shall not be treated as an Elective Deferral if, under the salary reduction agreement, such Contribution is made pursuant to a one-time irrevocable election made by the Participant at the time of initial eligibility to participate in the agreement, or is made pursuant to a similar arrangement involving a one-time irrevocable election specified in Regulations issued under the Code.

(b) "Employee Mandatory Contributions," which means Contributions made under a salary reduction agreement pursuant to a one-time irrevocable election made by the Participant at the time of initial eligibility to participate in the agreement.

(c)  "Employer   Contributions,"   which   means   Contributions   made  by  the
     Participant's employer that are not made pursuant to (a) or (b) above.

"Current Rates of Interest" means each of the annual effective rates of interest as determined and declared by AUL from time-to-time and as credited to each interest pocket maintained within the Fixed Interest Account. The Current Rates of Interest shall always be equal to or greater than the Guaranteed Rate of Interest.

"Excess Contributions" means those Contributions made on behalf of a Participant which exceed the limitations in effect under applicable provisions of the Code and Regulations issued thereunder. "Fixed Interest Account" means that fund of AUL's general asset account in which all or a portion of a Participant's Account Value may be held for accumulation at the Current Rates of Interest.

(a) Contributions allocated, or amounts transferred, to the Fixed Interest Account shall be credited to the open interest pocket and shall earn interest at the Current Rate of Interest in effect for that interest pocket. Such Contributions or transferred amounts, during the time that the Current Rate of Interest exceeds the Guaranteed Rate of Interest, shall earn interest at such credited Current Rate of Interest for at least 1 year. After such 1-year period, AUL reserves the right to declare, at any time, a new Current Rate of Interest to be applied to funds held within that interest pocket. Any such new Current Rate of Interest must remain in effect for that interest pocket for at least 1 year.

(b) If AUL changes the Current Rate of Interest for such new Contributions or such new amounts transferred to the Fixed Interest Account, the previous open interest pocket shall close, and any Contributions or amounts transferred on or after the effective date of such change shall be credited to a new open interest pocket and shall earn interest at the new Current Rate of Interest in effect for such new open interest pocket. Therefore, at any given time, various funds credited to a Participant Account and allocated to the Fixed Interest Account may be earning interest at different Current Rates of Interest for different periods of time.

"Guaranteed Rate of Interest" means interest at an annual effective rate of 4.00%.

"Home Office" means the  principal  office of AUL. The mailing  address is P. O.
Box  6148,   Indianapolis,   Indiana   46206-6148.   The  telephone   number  is
1-800-634-1629.

"Investment Account" means each subaccount of the Variable Account, which subaccounts include the Equity Investment Account, the Bond Investment Account, the Money Market Investment Account, and the Managed Investment Account, as the case may be, where:

(a) Amounts allocated to the Equity Investment Account shall be invested in shares of the AUL American Equity Portfolio of the Mutual Fund.

(b) Amounts allocated to the Bond Investment Account shall be invested in shares of the AUL American Bond Portfolio of the Mutual Fund.

(c) Amounts allocated to the Money Market Investment Account shall be invested in shares of the AUL American Money Market Portfolio of the Mutual Fund.

(d) Amounts allocated to the Managed Investment Account shall be invested in shares of the AUL American Managed Portfolio of the Mutual Fund.

"Investment Option" means the Fixed Interest Account or any of the Investment Accounts of the Variable Account. AUL reserves the right to provide other Investment Options under the Contract at any time.

"Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940.

"Participant" means any person reported to AUL by the Contractholder as eligible for, and as participating in, the Plan, and for whom a Participant Account is established.


P-12622(BR).1

"Participant Account" means an account established under the Contract for a Participant. Within each Participant Account, the Contractholder can direct the establishment of one or more subaccounts as made available by AUL. Contributions received by AUL shall be credited to Participant Accounts and their subaccounts as AUL is directed in writing by the Contractholder.

"Plan" means the Plan Sponsor's Code Section 403(b) plan.

"Portfolio" means a series of the Mutual Fund as described in the prospectus for the Mutual Fund as such prospectus may be amended or supplemented from time to time.

"Valuation Date" means any day when the Home Office of AUL and the New York Stock Exchange are open and operational.

"Valuation Period" means the period beginning at the close of business on a Valuation Date and ending at the close of business on the next succeeding Valuation Date.

"Variable Account" means a separate account established by AUL called the AUL American Unit Trust, which is registered under The Investment Company Act of l940 as a unit investment trust.

"Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under the Contract (as provided below), where the percentage varies by the number of full years measured from the date a Participant Account is established to the date the Withdrawal Charge is determined. Such percentage is as follows:

                During                               Withdrawal Charge
             Account Years                              Percentage

                 1-5                                       8%
                 6-10                                      4%
              Thereafter                                   0%

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

"Withdrawal Value" means a Participant's Account Value minus the applicable Withdrawal Charge.


                    CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS


Contributions:

(a) Contributions may vary in amount and frequency; however, they must be at least equal to a minimum annual Contribution of $200 per Participant in any full Contract year.

(b) Excess Contributions (plus gains or minus losses thereon) shall be withdrawn from a Participant Account and returned to the Participant or to whomever the Contractholder directs pursuant to the Plan upon receipt by AUL at its Home Office of complete written instructions from the Contractholder. Such written instructions must include the amount to be withdrawn and returned, and certification that such Contributions constitute Excess Contributions and that such returns are permitted by the Plan and by applicable provisions of the Code and Regulations issued thereunder. It shall not be the responsibility of AUL to determine the existence or amount of Excess Contributions or gains or losses thereon, or that returns of Excess Contributions are permitted by the Plan and by applicable provisions of the Code and Regulations. In withdrawing and returning the identified amount, AUL may rely solely on such written instructions and certification. Such a withdrawal and return of Excess Contributions shall not be subject to the "General Withdrawal Provisions" and "In-Service Benefits" provisions of the Contract.

(c) Contributions received at AUL's Home Office shall be identified by the Contractholder as Elective Deferrals, Employee Mandatory Contributions, or Employer Contributions, and shall be credited to the appropriate subaccounts of each of the Participant Accounts as directed by the Contractholder in written allocation instructions.

(d) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account and allocation instructions regarding the initial Contribution. If the data required to establish the Participant Account and allocation instructions regarding the initial Contribution are not received by AUL at its Home Office when AUL first receives the initial Contribution, AUL shall allocate the initial Contribution to the Money Market Investment Account, and shall send written notice to the Contractholder following the end of the month in which the unallocable initial Contribution is received by AUL. If proper data and allocation instructions are not provided to AUL within a reasonable period of time, which shall not exceed 105 days from the date the initial Contribution is first credited to the Money Market Investment Account, AUL shall return to the Contractholder all Contributions that remain unallocated, plus gains or minus losses thereon, or shall follow other instructions provided by the Contractholder.

(e) All Contributions subsequent to the initial Contribution shall be credited and allocated as of the close of business on the Valuation Period in which AUL receives the Contribution at its Home Office, provided that the Contribution is received by 4:00 p.m. E.S.T. If the Contribution is received after 4:00 p.m. E.S.T., such Contribution shall be deemed to be received, and shall be credited and allocated as of the close of business, on the next succeeding Valuation Period.

(f) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments of 10%, 25%, or 33-1/3%, as elected by the Contractholder or by that person designated in writing to AUL by the Contractholder. If no allocation instruction is made with respect to any Participant Account, AUL shall process such credits in accordance with the allocation instruction applicable to the immediately preceding Contribution. The Contractholder or such designated person may change an allocation instruction with respect to future allocations to the applicable Participant Account by giving new written allocation instructions to AUL at its Home Office.

Addition, Deletion, or Substitution of Investments:

(a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Portfolios and to substitute shares of, or interests in, another Portfolio of the Mutual Fund, of another open-end, registered investment company, or other investment vehicle, for shares already purchased or to be purchased in the future under the Contract, if the shares of any or all eligible Portfolios are no longer available for investment, or if, in AUL's judgment, further investment in any or all eligible Portfolios becomes inappropriate in view of the purposes of the Variable Account or the Contract. Where required under applicable law, AUL will not substitute any shares attributable to the Contractholder's interest in the Variable
     Account or any Investment Account without notice, Contractholder or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

(b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in a new Portfolio of the Mutual Fund, or in other securities, investment vehicles, or shares of another diversified open-end management investment company or series thereof. AUL reserves the right to eliminate or combine existing Investment Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     AUL also reserves the right to provide other Investment Options under the Contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

(c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under the Contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

Transfers:

(a) Subject to the limitations of (d) through (f) below, the Contractholder, or that person designated in writing to AUL by the Contractholder, may direct AUL in writing to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives such written direction, provided that AUL receives such direction by 4:00 p.m. E.S.T. on that Valuation Date. If such direction is received after 4:00 p.m. E.S.T, such transfer shall be effective as of the close of business on the next succeeding Valuation Date.

(b) AUL shall make the transfer as requested within 7 days from the date a proper request is received by AUL at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the


P-12622(BR).2
     federal securities laws. AUL reserves the right to defer a transfer of amounts from the Fixed Interest Account for a period of 6 months after AUL receives the transfer request at its Home Office.

(c) All transfers from the Fixed Interest Account to any Investment Account shall be made on a first-in/first-out accounting basis, so that amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be transferred first.

(d) A transfer with regard to the Participant Account's share of any Investment Option shall not be made in an amount less than $500 or the Participant Account's entire share, if less than $500. If such a transfer reduces the Participant Account's remaining share of an Investment Option to less than $500, the entire remaining share shall also be transferred.

(e)  Amounts  transferred  from  the  Fixed  Interest  Account  on  behalf  of a
     Participant during any Contract year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the last Contract anniversary preceding the request for transfer, or the Participant Account's entire share of the Fixed Interest Account if such share would be less than $500 after the transfer.

(f) AUL reserves the right to change the limitation on the minimum transfer, to change the limit on remaining balances, to limit the number and frequency of transfers, to suspend the transfer privilege, and to impose a charge on a transfer.

(g) The Contractholder, in accordance with the Plan, may direct AUL to reallocate all or a portion of the Account Value of any Participant Account among other Participant Accounts. The Contractholder shall certify that such reallocation is in accordance with the Plan.

(h) If so permitted in the Plan, AUL shall accept amounts transferred from other contracts which are attributable to contributions made pursuant to Code Section 403(b). Such transferred amounts shall be credited as directed by the Contractholder to a separate rollover subaccount established under the appropriate Participant Accounts.


                                    BENEFITS


General Withdrawal Provisions:

(a) As provided below in "Termination of Service Benefits and Minimum Distribution Benefits" and in "In-Service Benefits," at any time prior to termination of the Contract, except as stated below, the Contractholder, upon submitting a proper written request to AUL at its Home Office, may direct AUL to withdraw all or a portion of a Participant Account for the purpose of providing Plan benefits, other than Plan termination benefits, provided:

     (1) that, if the amount being withdrawn is attributable to Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C):

          (i)  such withdrawal is made to provide a loan; or


P-12622(BR).3

          (ii) any distribution of such amount shall not occur until the Participant has:

               (A)  attained age 59 1/2; or

               (B)  separated from service; or

               (C)  died; or

               (D)  become totally disabled (as defined by the Plan); or

               (E)  experienced a hardship (as defined by the Plan); or

     (2) that the amount being withdrawn is attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)); or

     (3) that the amount being withdrawn is attributable to amounts held as of December 31, l988 under another Code Section 403(b) annuity contract.

     (4) In the case of a hardship withdrawal referred to in (a)(1)(ii)(E) above, any gain credited to such Contributions may not be withdrawn.

     (5) AUL shall not be responsible for determining a Participant's compliance with the requirements above. Any withdrawal request submitted by the Contractholder shall include certification as to the purpose of the withdrawal. The Contractholder assumes full responsibility for determining whether any withdrawal is permitted under applicable law and under the terms of a particular Plan. AUL may rely solely upon the representations of the Contractholder made in the withdrawal request.

     (6) Effective January 1, 1993, eligible rollover distributions as provided by applicable federal law, regulations, or rulings may be transferred to a substitute funding medium.

(b) Withdrawals from a Participant Account's share of an Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the In vestment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

(c) A withdrawal request shall be effective, and the Account Value to be applied shall be determined, as of the close of business on the Valuation Date that AUL receives a proper written withdrawal request (or due proof of death, if received later) at its Home Office, provided that AUL receives such request or due proof of death by 4:00 p.m. E.S.T. on that Valuation Date. If such request or due proof of death is received after 4:00 p.m. E.S.T., such request shall be effective as of the close of business on the next succeeding Valuation Date.

(d) AUL shall pay any cash lump sum to the Contractholder or to whomever the Contractholder directs within 7 days from the appropriate Valuation Date as determined in (c) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

(e) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

Termination of Service Benefits and Minimum Distribution Benefits:

(a) At any time prior to termination of the Contract, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to any appropriate premium tax or similar tax charge) of a Participant Account for the purpose of providing benefits upon termination of service as provided by the Plan (other than Plan termination benefits) or minimum distribution benefits pursuant to Code Section 401(a)(9) and Regulations issued thereunder (but only if an amount equal to the required minimum distribution amount as calculated pursuant to Code Section 401(a)(9) is withdrawn, or if an annuity is provided by AUL under the Contract), subject to the limitations provided above under "General Withdrawal Provisions." Except for death benefits as provided in (b) below, payment shall be made in a cash lump sum to the Contractholder or to whomever the Contractholder directs, or as an annuity in accordance with the Annuity Options shown below as directed by the Contractholder.

(b) Regarding death benefits specifically, notwithstanding the Contract termination provisions of the Contract, upon receipt at its Home Office of written instructions from the Contractholder and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period, AUL shall apply the Account Value (subject to any appropriate premium tax or similar tax charge) of the Participant Account for the purpose of providing a death benefit under the Plan. The death benefit shall be paid to the Participant's beneficiary according to the method of payment elected by the beneficiary (unless such method of payment was previously elected by the Participant). This death benefit shall be payable:

     (1) in a single sum or other method not provided in (2) below; provided, however, that the entire Account Value (subject to any appropriate premium tax or similar tax charge) must be paid to the beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or

     (2) as an annuity in accordance with the Annuity Options shown below over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

     If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

In-Service Benefits:

At any time prior to termination of the Contract, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing in-service benefits as provided by the Plan (except for Code Section 401(a)(9) minimum distribution benefits covered above under "Termination of Service Benefits and Minimum Distribution Benefits"), such as for loans or hardships (as defined by the Plan), subject to the limitations provided above under "General Withdrawal Provisions."

If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount determined pursuant to the following formula:

  Reduction in                                         cash payment
  Account Value  =   (1 - decimal equivalent of Withdrawal Charge percentage)

Notwithstanding the previous paragraph, in any Contract year the Contractholder may withdraw up to 10% of the Account Value of a Participant Account determined as of the last Contract anniversary preceding the request for the withdrawal without application of any Withdrawal Charge, provided that 12 months have elapsed from the date that the Participant's first Contribution is credited to his Participant Account by AUL to the date of such withdrawal.

Annuity Options:

At the written request of the Contractholder pursuant to the provisions of "Termination of Service Benefits and Minimum Distribution Benefits" above, AUL shall apply all or a portion of the Account Value (subject to any appropriate premium tax or similar tax charge) of a Participant Account for the purpose of providing a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date that AUL receives such written request at its Home Office. Such transferred amounts shall be held in the Fixed Interest Account until the Participant's Annuity Commencement Date. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the following annuity options.

(a) Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant.

(b) Certain and Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. If the annuitant dies before receiving payments for the certain period (5, 10, 15, or 20 years, as specified in the election), any remaining payments for the balance of the certain period shall be paid to the annuitant's beneficiary.

(c) Survivorship Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. After the death of the annuitant, a portion (all, 2/3, or 1/2, as specified in the election) of the annuitant's monthly annuity shall be paid to the contingent annuitant named in the election for as long as the contingent annuitant lives. An election of this option is automatically cancelled if either the Participant or the contingent annuitant dies before the Annuity Commencement Date.

(d) Installment Refund Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant. If, at the death of the annuitant, the sum of the monthly payments previously received is less than the amount applied to provide the annuity, monthly payments of the same amount shall continue to the annuitant's beneficiary until the total of the monthly payments received equals such amount.

(e) Fixed Period. The monthly annuity shall be payable to the annuitant for a fixed period of time (not less than 5 years nor more than 30 years, as specified in the election). If, at the death of the annuitant, payments have been made for less than the selected fixed period, monthly annuity payments to the annuitant's beneficiary shall be continued during the remainder of such fixed period.

(f) Any other annuity options made available by AUL at the time the option to elect an annuity is exercised.

If the total Account Value is less than $2,000, such value shall not be annuitized under options (a)-(f) above, but shall be paid in a lump sum.

If the monthly annuity is less than AUL's then current established minimum, AUL reserves the right to make payments on a less frequent basis or to pay the appropriate amount in a single sum.


                                   VALUATIONS


All assets of each Portfolio shall be valued as provided in the prospectus for the Mutual Fund as such prospectus may be amended or supplemented from time to time.

Any amounts that are allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the end of the Valuation Period on which such amounts are received by AUL at its Home Office. Such crediting shall be made separately for amounts allocated to each Investment Account.

The value of each Participant Account's share of any Investment Account as of any Valuation Date shall be determined by multiplying the Participant Account's aggregate Accumulation Units in that Investment Account as of such Valuation Date by the dollar value of one Accumulation Unit in that Investment Account as of such Valuation Date. The value of the Participant Account's share of any Investment Account as of any date other than a Valuation Date is equal to the value of its share of that Investment Account as of the immediately preceding Valuation Date.


                                  OTHER CHARGES


AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account.

The Mutual Fund shall pay an investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.


AUL shall deduct an administrative charge per Contract year quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each such quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge (not to exceed $100 per contract year quarter) is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the Contract by that Participant Account.

AUL reserves the right to deduct a charge (not to exceed $25) for each transfer transaction, to deduct the appropriate premium tax charge, or to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.


                    RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS


AUL reserves the right to amend the Contract at any time, without the consent of the Contractholder, Participants, or any other person or entity, to make any change to any provisions of the Contract (except the Table of Immediate Annuities) to comply with, or give the Contractholder or Participants the benefit of, any provisions of federal or state laws, regulations, or rulings.

                              CONTRACT TERMINATION

Termination by Contractholder: The Contract will terminate if the Contractholder gives written notice to AUL that the Contract is to be terminated. As of the effective date of termination, the Contractholder, together with the Plan sponsor, may elect to have a payment or payments made as set out below to whomever the Contractholder directs. Such payment or payments shall be in full settlement of the Contract and in lieu of any other payment under its terms. Upon termination of the Contract by the Contractholder:

(a) A single sum equal to that portion of the aggregate Withdrawal Value of all Participant Accounts consisting of all of the Accumulation Units of each Investment Account credited to such Participant Accounts shall be calculated as of the close of business on the effective date of termination and shall be payable within 7 days from the effective date of termination, except as AUL may be permitted to defer such payment in accordance with appropriate provisions of the federal securities laws.

(b) In addition to the amount payable pursuant to (a) above, commencing on the first Contract anniversary immediately following the effective date of termination, a portion of each Participant Account shall be paid in annual installments as follows:

     (1) As of the first Contract anniversary immediately following the effective date of termination, one-seventh of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

     (2) As of the second Contract anniversary following the effective date of termination, one-sixth of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.


AUL shall deduct an administrative charge per Contract year quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each such quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the Contract by that Participant Account.

AUL reserves the right to deduct a charge for each transfer transaction, to deduct the appropriate premium tax charge, or to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.


                    RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS


AUL reserves the right to amend the Contract at any time, without the consent of the Contractholder, Participants, or any other person or entity, to make any change to any provisions of the Contract to comply with, or give the Contractholder or Participants the benefit of, any provisions of federal or state laws, regulations, or rulings.


                              CONTRACT TERMINATION


Termination by Contractholder: The Contract will terminate if the Contractholder gives written notice to AUL that the Contract is to be terminated. As of the effective date of termination, the Contractholder, together with the Plan sponsor, may elect to have a payment or payments made as set out below to whomever the Contractholder directs. Such payment or payments shall be in full settlement of the Contract and in lieu of any other payment under its terms. Upon termination of the Contract by the Contractholder:

(a) A single sum equal to that portion of the aggregate Withdrawal Value of all Participant Accounts consisting of all of the Accumulation Units of each Investment Account credited to such Participant Accounts shall be calculated as of the close of business on the effective date of termination and shall be payable within 7 days from the effective date of termination, except as AUL may be permitted to defer such payment in accordance with appropriate provisions of the federal securities laws.

(b) In addition to the amount payable pursuant to (a) above, commencing on the first Contract anniversary immediately following the effective date of termination, a portion of each Participant Account shall be paid in annual installments as follows:

     (1) As of the first Contract anniversary immediately following the effective date of termination, one-seventh of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

     (2) As of the second Contract anniversary following the effective date of termination, one-sixth of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

     (3) As of the third Contract anniversary following the effective date of termination, one-fifth of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

     (4) As of the fourth Contract anniversary following the effective date of termination, one-fourth of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

     (5) As of the fifth Contract anniversary following the effective date of termination, one-third of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

     (6) As of the sixth Contract anniversary following the effective date of termination, one-half of that portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

     (7) As of the seventh Contract anniversary following the effective date of termination, the entire remaining portion of the Withdrawal Value of each Participant Account consisting of the net dollar balance in the Fixed Interest Account credited to each such Participant Account shall be calculated and shall be payable.

     The Current Rates of Interest being credited to other contracts of this class shall be credited from the effective date of termination until the final payment is made under (b) above.

Until such time as the above-referenced election is implemented, the terms of the Contract remain applicable, except that AUL has the right to refuse to accept further Contributions.

Termination by AUL:

(a) AUL has the right, subject to applicable state law, to terminate any Participant Account established under the Contract at any time during the Contract year if the Account Value of such Participant Account is less than $200 for the first Contract year in which a Contribution is made for the Participant, and $400 for any subsequent Contract year, and at least 6 months have elapsed since the Contractholder's last previous Contribution to the Contract. If AUL elects to terminate a Participant Account in such event, such termination shall be effective on the date 6 months following the date that AUL gives notice to the Contractholder and the Participant that the Participant Account is to be terminated, provided that the Contractholder fails to make Contributions during such 6-month period sufficient to bring such Account Value up to the minimum level.

(b) Upon termination of a Participant Account by AUL, AUL may elect to have a single sum equal to the Account Value of the Participant Account calculated and paid to the Contractholder within 7 days from the effective date of termination. Any such payment shall be in full settlement of the
     Participant Account under the Contract and in lieu of any other payment under its terms.


P-12622(BR).11

                                  MISCELLANEOUS


Ownership: The Contractholder is the owner of the Contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity.

AUL shall have no obligation to make any payment or distribution except as specified in the Contract.

Certification of Plan Status: The Contractholder certifies, upon acceptance of the Contract, that, in the Contractholder's opinion, the Plan meets the requirements of Code Section 403(b). AUL does not make any guarantee regarding the federal, state, or local tax status of the Contract, any Participant Account established thereunder, or any transaction involving the Contract.

Essential Data: The Contractholder shall furnish to AUL whatever information is necessary to establish the eligibility and amount of annuity or other benefit in each instance.

Reliance: AUL shall be fully protected in relying on any information furnished by the Contractholder, by any person or persons certified to AUL by the Contractholder as acting on its behalf, or by a Participant. AUL need not inquire as to the accuracy or completeness thereof.

Misstatement of Essential Data: If it has been found that any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement as to the age of an annuitant, there shall be an equitable adjustment so as to provide the annuity to which that person is entitled.

Annuity Certificates: AUL shall issue to each person for whom an annuity is purchased from AUL a certificate setting forth the amount and terms of payment of the annuity.

Election, Notice, or Direction Requirements: Wherever in the Contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing and must be submitted to and received by AUL at its Home Office before becoming effective, unless the Contractholder or Participant is otherwise directed by AUL.

Quarterly Statement of Account Value: As soon as reasonably possible after the end of each contract year quarter, AUL shall prepare a statement of the Account Value of each Participant Account existing under the Contract.

Sex and Number: Whenever the context of this certificate so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

Facility of Payment: If any Participant, contingent annuitant, or beneficiary is legally incapable of giving a valid receipt for any payment due him, and no guardian has been appointed, AUL may make such payment to the person or persons who have assumed the care and principal support of such Participant, contingent annuitant, or beneficiary. Also, AUL may make payment directly to the Contractholder or to any person or entity when directed to do so in writing by the Contractholder. Any payment made by AUL will fully discharge AUL to the extent of such payment.

Insulation from Liability: The assets of the Variable Account are not chargeable with liabilities arising out of any other business AUL may conduct.

 Voting:

(a) AUL is the legal owner of the shares of the Mutual Fund held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of the Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Mutual Fund in its own right, it may elect to do so.

(b)  The  person  having  the  voting   interest   under  the  Contract  is  the
     Contractholder.

(c) Voting rights attributable to the Contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

(d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund shares.

(e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or the Mutual Fund as may be required by applicable federal law.

     Nonforfeitability and Nontransferability: The entire Withdrawal Value of the vested portion (as deter mined pursuant to the Plan) of a Participant Account under the Contract shall be nonforfeitable at all times. No sum payable under the Contract with respect to a Participant may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than AUL. In addition, to the extent permitted by law, no such sum shall in any way be subject to legal process requiring the payment of any claim against the payee.

Acceptance of New Contributions: AUL reserves the right to refuse to accept new Contributions to the Contract at any time.

P-12622(BR).12

                                    ADDENDUM
                                     TO THE
                                   CERTIFICATE
                        ISSUED TO THE PARTICIPANT IN THE
                               AUL AMERICAN SERIES
          MULTIPLE-FUND GROUP VARIABLE ANNUITY CONTRACT (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)

The Effective Date of this Addendum is the effective date of the corresponding Amendment to the Contract.

Pursuant to this Addendum, the Participant's Certificate under the Contract is hereby amended as follows:

By deleting the first paragraph of "Other Charges" and by substituting the following first paragraph in lieu thereof:

                                  OTHER CHARGES

AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. Additionally, AUL shall multiply the portions (as delineated in the table below) of the total month-end Account Value in the Variable Account of all Participants in the contract by the monthly equivalent of the corresponding Annual Variable Investment Plus Factors appearing in the table below. These products shall be added together, and the sum shall be divided by the total month-end Account Value in the Variable Account of all Participants in the contract. This percentage shall be multiplied by the month-end Account Value of each Participant in each Investment Account. The resulting amount for each Investment Account shall be added to the Participant's Account Value for that Investment Account.

Contract's Month-End Account Value in     Annual Variable Investment Plus Factor
          Variable Account

          First $500,000                                  0.00%
          Next $500,000                                   0.25%
          Next $2 million                                 0.35%
          Next $2 million                                 0.40%
          Next $1 million                                 0.50%
         Over $6 million                                  0.75%



                                           AUL

                                           By /s/ William R. Brown

                                             Secretary


                              AUL AMERICAN.ADD.VIP

                                    ADDENDUM
                                     TO THE
                                   CERTIFICATE
                        ISSUED TO THE PARTICIPANT IN THE
           EMPLOYER-SPONSORED TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                        ABC COMPANY (THE CONTRACTHOLDER)

   The Effective Date of this Amendment is the date that it is signed by AUL.


Pursuant to this Addendum, the corresponding provisions of the Participant's Certificate under the Contract are hereby deleted and the following provisions are substituted in lieu thereof:

"Investment Account" means each subaccount of the Variable Account made available to the Contractholder by AUL and identified in Schedule A of the Contract. Schedule A of the Contract may be amended by AUL from time to time as described in "Addition, Deletion, or Substitution of Investments." Amounts allocated to any Investment Account identified in Schedule A of the Contract shall be invested in the shares of the corresponding Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

"Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL.

"Portfolio" means a series of a Mutual Fund as described in the prospectus for the Mutual Fund, as such prospectus may be amended or supplemented from time to time.

Addition, Deletion, or Substitution of Investments:

a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., of another open-end, registered investment company, or other investment vehicle, for shares already purchased or to be purchased in the future under the Contract, if the shares of any or all eligible Portfolios are no longer available for investment, or if, in AUL's judgment, further investment in any or all eligible Portfolios becomes inappropriate in view of the purposes of the Variable Account or the Contract. Where required under applicable law, AUL will not substitute any shares attributable to the Contractholder's interest in the Variable Account or any Investment Account without notice, Contractholder or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of

P-12622(BR).ADD.1
     contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contract-holders or as permitted by federal law.

(b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under the Contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

(c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under the Contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

General Withdrawal Provisions:

(a) (6) Effective January 1, 1993, if, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

Termination of Service Benefits and Minimum Distribution Benefits:

(a) At any time prior to termination of the Contract, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to any appropriate premium tax or similar tax charge) of a Participant Account for the purpose of providing benefits upon termination of service as provided by the Plan (other than Plan termination benefits) or minimum distribution benefits pursuant to Code Section 401(a)(9) and Regulations issued thereunder, subject to the limitations provided above under "General Withdrawal Provisions." Except for death benefits as provided in (b) below, payment shall be made in a cash lump sum to the Contractholder or to whomever the Contractholder directs, or as an annuity in accordance with the Annuity Options shown below as directed by the Contractholder.

In-Service Benefits:

At any time prior to termination of the Contract, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to any appropriate premium tax or similar tax charge) of a

P-12622(BR).ADD.2

Participant Account for the purpose of providing in-service benefits as provided by the Plan, such as for loans or hardships (as defined by the Plan), subject to the limitations provided above under "General Withdrawal Provisions." Payment shall be made in a cash lump sum to the Contractholder or to whomever the Contractholder directs, or as an annuity in accordance with the Annuity Options shown below as directed by the Contractholder.

                                   VALUATIONS

All assets of each Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund as such prospectus may be amended or supplemented from time to time.

Any amounts that are allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the end of the Valuation Period on which such amounts are received by AUL at its Home Office. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that In vestment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

The value of each Participant Account's share of any Investment Account as of any Valuation Date shall be determined by multiplying the Participant Account's aggregate Accumulation Units in that Investment Account as of such Valuation Date by the dollar value of one Accumulation Unit in that Investment Account as of such Valuation Date. The value of the Participant Account's share of any Investment Account as of any date other than a Valuation Date is equal to the value of its share of that Investment Account as of the immediately preceding Valuation Date.

                                  OTHER CHARGES

AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account.

A Mutual Fund shall pay any investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus for that Mutual Fund as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

AUL shall deduct an administrative charge per Contract year quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each such quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the Contract by that Participant Account.

AUL reserves the right to deduct a charge for each transfer transaction, to deduct the appropriate premium tax charge, or to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

P-12622(BR).ADD.3

Voting:


P-12622(BR).ADD.4

(a) AUL is the legal owner of the shares of a Mutual Fund held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

(b)  The  person  having  the  voting   interest  under  this  contract  is  the
     Contractholder.

(c) Voting rights attributable to the Contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

(d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund shares.

(e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund as may be required by applicable federal law.

                                        AMERICAN UNITED LIFE INSURANCE COMPANY

                                        By: /s/ William R. Brown
                                            Secretary



P-12622(BR).ADD.5

                                    ADDENDUM
                                     TO THE
                                   CERTIFICATE
                        ISSUED TO THE PARTICIPANT IN THE
                      EMPLOYER-SPONSORED TDA MULTIPLE-FUND
                 GROUP VARIABLE ANNUITY CONTRACT (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)


The Effective Date of this Addendum is the effective date of the corresponding Amendment to the Contract.

Pursuant to this Addendum, the corresponding paragraph on the face page of the Participant's Certificate under the Contract is deleted and the following paragraph is substituted in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

Pursuant to this Addendum, the corresponding provisions of the Participant's Certificate under the Contract are hereby deleted, and the following provisions are substituted in lieu thereof:

                                   DEFINITIONS

The first sentence of the definition of "Contributions" is deleted, and the following sentence is substituted in lieu thereof:

"Contributions" means amounts paid to AUL pursuant to the Plan, including amounts transferred to the Contract from another AUL group annuity contract, which are credited to a Participant Account.

"Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the Contract. Schedule A of the Contract may be amended by AUL from time to time as described in "Addition, Deletion, or Substitution of Investments." Amounts allocated to any Investment Account identified in Schedule A of the Contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

"Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A of the Contract.

"Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.


(participant account year)
(conversion)

"Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under the Contract, other than withdrawals to provide those benefits discussed in "'Benefit Responsive' Plan Benefits and Annuities," as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

               During                               Withdrawal Charge
       Participant Account Years                        Percentage

                 1-5                                        8
                 6-10                                       4
              Thereafter                                    0

However, for any Participant who also participates in the companion AUL Series III group annuity contract issued to the Contractholder, the initial Withdrawal Charge percentage under the Contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL Series I group annuity contract from which funds have been transferred to such Series III contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such Series I contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Series I contract Withdrawal Charge percentage is less than 4%, it shall be rounded up to 4% in the Contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

                    CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS
Contributions:

(b) Excess Contributions (plus gains or minus losses thereon) shall be withdrawn from a Participant Account and returned to the Participant or to whomever the Contractholder directs pursuant to the Plan upon receipt by AUL at its Home Office of complete written instructions from the Contractholder. Such written instructions must include the amount to be withdrawn and returned, and certification that such Contributions constitute Excess Contributions and that such returns are permitted by the Plan and by applicable provisions of the Code and Regulations issued thereunder. It shall not be the responsibility of AUL to determine the existence or amount of Excess Contributions or gains or losses thereon, or that returns of Excess Contributions are permitted by the Plan and by applicable provisions of the Code and Regulations. In withdrawing and returning the identified amount, AUL may rely solely on such written instructions and certification. Such a withdrawal and return of Excess Contributions shall not be subject to the "General Withdrawal Provisions" and "Other Plan Benefits Payable in Cash" provisions of the Contract.

(d) (1) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option election instructions regarding the initial Contribution.

     (2) If the data required to establish a Participant Account and instructions regarding the amount of the initial Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives the initial Contribution, AUL shall return the initial Contribution to the Contractholder.


(participant account year)
(conversion)

                                    ADDENDUM
                                     TO THE
                                   CERTIFICATE
                        ISSUED TO THE PARTICIPANT IN THE
                      EMPLOYER-SPONSORED TDA MULTIPLE-FUND
                 GROUP VARIABLE ANNUITY CONTRACT (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)


The Effective Date of this Addendum is the effective date of the corresponding Amendment to the Contract.

Pursuant to this Addendum, the corresponding paragraph on the face page of the Participant's Certificate under the Contract is deleted and the following paragraph is substituted in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.


Pursuant to this Addendum, the corresponding provisions of the Participant's Certificate under the Contract are hereby deleted, and the following provisions are substituted in lieu thereof:

                                   DEFINITIONS

The first sentence of the definition of "Contributions" is deleted, and the following sentence is substituted in lieu thereof:

"Contributions" means amounts paid to AUL pursuant to the Plan, including amounts transferred to the Contract from another AUL group annuity contract, which are credited to a Participant Account.

"Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the Contract. Schedule A of the Contract may be amended by AUL from time to time as described in "Addition, Deletion, or Substitution of Investments." Amounts allocated to any Investment Account identified in Schedule A of the Contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

"Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A of the Contract.

"Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.


(contract year)
(conversion)

"Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under the Contract, other than withdrawals to provide those benefits discussed in "'Benefit Responsive' Plan Benefits and Annuities," as provided by the Plan, where the percentage varies by the Contract year in which the withdrawal is made. The Withdrawal Charge percentage is as follows:

            During                               Withdrawal Charge
        Contract Year                              Percentage

             1-5                                        8
             6-10                                       4
           Thereafter                                   0

However, for any Participant who also participates in the companion AUL Series III group annuity contract issued to the Contractholder, the initial Withdrawal Charge percentage under the Contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL Series I group annuity contract from which funds have been transferred to such Series III contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such Series I contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Contract year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Series I contract Withdrawal Charge percentage is less than 4%, it shall be rounded up to 4% in the Contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Contract years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

                    CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS
Contributions:

(b) Excess Contributions (plus gains or minus losses thereon) shall be withdrawn from a Participant Account and returned to the Participant or to whomever the Contractholder directs pursuant to the Plan upon receipt by AUL at its Home Office of complete written instructions from the Contractholder. Such written instructions must include the amount to be withdrawn and returned, and certification that such Contributions constitute Excess Contributions and that such returns are permitted by the Plan and by applicable provisions of the Code and Regulations issued thereunder. It shall not be the responsibility of AUL to determine the existence or amount of Excess Contributions or gains or losses thereon, or that returns of Excess Contributions are permitted by the Plan and by applicable provisions of the Code and Regulations. In withdrawing and returning the identified amount, AUL may rely solely on such written instructions and certification. Such a withdrawal and return of Excess Contributions shall not be subject to the "General Withdrawal Provisions" and "Other Plan Benefits Payable in Cash" provisions of the Contract.

(d) (1) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option election instructions regarding the initial Contribution.

     (2) If the data required to establish a Participant Account and instructions regarding the amount of the initial Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives the initial Contribution, AUL shall return the initial Contribution to the Contractholder.

(contract year)
(conversion)

                                    ADDENDUM
                                     TO THE
                                   CERTIFICATE
                        ISSUED TO THE PARTICIPANT IN THE
                      EMPLOYER-SPONSORED TDA MULTIPLE-FUND
                 GROUP VARIABLE ANNUITY CONTRACT (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)


The Effective Date of this Addendum is the effective date of the corresponding Amendment to the Contract.

Pursuant to this Addendum, the corresponding paragraph on the face page of the Participant's Certificate under the Contract is deleted and the following paragraph is substituted in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

Pursuant to this Addendum, the corresponding provisions of the Participant's Certificate under the Contract are hereby deleted, and the following provisions are substituted in lieu thereof:

                                   DEFINITIONS

The first sentence of the definition of "Contributions" is deleted, and the following sentence is substituted in lieu thereof:

"Contributions" means amounts paid to AUL pursuant to the Plan, including amounts transferred to the Contract from another AUL group annuity contract, which are credited to a Participant Account.

"Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the Contract. Schedule A of the Contract may be amended by AUL from time to time as described in "Addition, Deletion, or Substitution of Investments." Amounts allocated to any Investment Account identified in Schedule A of the Contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

"Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A of the Contract.

"Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.


(participant account year)
(non-conversion)

"Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under the Contract, other than withdrawals to provide those benefits discussed in "'Benefit Responsive' Plan Benefits and Annuities," as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

              During                               Withdrawal Charge
     Participant Account Years                        Percentage

                1-5                                        8
                6-10                                       4
            Thereafter                                     0

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

                    CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS
Contributions:

(b) Excess Contributions (plus gains or minus losses thereon) shall be withdrawn from a Participant Account and returned to the Participant or to whomever the Contractholder directs pursuant to the Plan upon receipt by AUL at its Home Office of complete written instructions from the Contractholder. Such written instructions must include the amount to be withdrawn and returned, and certification that such Contributions constitute Excess Contributions and that such returns are permitted by the Plan and by applicable provisions of the Code and Regulations issued thereunder. It shall not be the responsibility of AUL to determine the existence or amount of Excess Contributions or gains or losses thereon, or that returns of Excess Contributions are permitted by the Plan and by applicable provisions of the Code and Regulations. In withdrawing and returning the identified amount, AUL may rely solely on such written instructions and certification. Such a withdrawal and return of Excess Contributions shall not be subject to the "General Withdrawal Provisions" and "Other Plan Benefits Payable in Cash" provisions of the Contract.

(d) (1) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option election instructions regarding the initial Contribution.

     (2) If the data required to establish a Participant Account and instructions regarding the amount of the initial Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives the initial Contribution, AUL shall return the initial Contribution to the Contractholder.


(participant account year)
(non-conversion)

                                    ADDENDUM
                                     TO THE
                                   CERTIFICATE
                        ISSUED TO THE PARTICIPANT IN THE
                      EMPLOYER-SPONSORED TDA MULTIPLE-FUND
                 GROUP VARIABLE ANNUITY CONTRACT (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)


The Effective Date of this Addendum is the effective date of the corresponding Amendment to the Contract.

Pursuant to this Addendum, the corresponding paragraph on the face page of the Participant's Certificate under the Contract is deleted and the following paragraph is substituted in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.


Pursuant to this Addendum, the corresponding provisions of the Participant's Certificate under the Contract are hereby deleted, and the following provisions are substituted in lieu thereof:

                                   DEFINITIONS

The first sentence of the definition of "Contributions" is deleted, and the following sentence is substituted in lieu thereof:

"Contributions" means amounts paid to AUL pursuant to the Plan, including amounts transferred to the Contract from another AUL group annuity contract, which are credited to a Participant Account.

"Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the Contract. Schedule A of the Contract may be amended by AUL from time to time as described in "Addition, Deletion, or Substitution of Investments." Amounts allocated to any Investment Account identified in Schedule A of the Contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

"Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A of the Contract.

"Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.


(contract year)
(non-conversion)

"Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under the Contract, other than withdrawals to provide those benefits discussed in "'Benefit Responsive' Plan Benefits and Annuities," as provided by the Plan, where the percentage varies by the Contract year in which the withdrawal is made. The Withdrawal Charge percentage is as follows:

             During                               Withdrawal Charge
         Contract Years                              Percentage

              1-5                                        8
              6-10                                       4
           Thereafter                                    0

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

                    CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS
Contributions:

(b) Excess Contributions (plus gains or minus losses thereon) shall be withdrawn from a Participant Account and returned to the Participant or to whomever the Contractholder directs pursuant to the Plan upon receipt by AUL at its Home Office of complete written instructions from the Contractholder. Such written instructions must include the amount to be withdrawn and returned, and certification that such Contributions constitute Excess Contributions and that such returns are permitted by the Plan and by applicable provisions of the Code and Regulations issued thereunder. It shall not be the responsibility of AUL to determine the existence or amount of Excess Contributions or gains or losses thereon, or that returns of Excess Contributions are permitted by the Plan and by applicable provisions of the Code and Regulations. In withdrawing and returning the identified amount, AUL may rely solely on such written instructions and certification. Such a withdrawal and return of Excess Contributions shall not be subject to the "General Withdrawal Provisions" and "Other Plan Benefits Payable in Cash" provisions of the Contract.

(d) (1) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option election instructions regarding the initial Contribution.

     (2) If the data required to establish a Participant Account and instructions regarding the amount of the initial Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives the initial Contribution, AUL shall return the initial Contribution to the Contractholder.


(contract year)
(non-conversion)


     (3) If the data required to establish a Participant Account and instructions regarding the amount of the initial Contribution for the Participant are received, but Investment Option election instructions regarding the initial Contribution are not received, by AUL at its Home Office as of the date AUL receives the initial Contribution, AUL shall allocate the initial Contribution to the AUL American Money Market Investment Account, and shall send written notice to the Contractholder following the end of the month in which the unallocable initial Contribution is received by AUL. Upon receipt of proper Investment Option election instructions for the Participant, AUL shall then transfer such amounts credited to the AUL American Money Market Investment Account, plus gains or minus losses thereon, to another Investment Option, if such instructions so direct. If proper Investment Option election instructions are not provided to AUL within a reasonable period of time, which shall not exceed 105 days from the date the initial Contribution is first credited to the AUL American Money Market Investment Account, AUL shall return to the Contractholder all Contributions that remain unallocated, plus gains or minus losses thereon, or shall follow other instructions provided by the Contractholder.

(e) Contributions for a Participant subsequent to the initial Contribution shall be credited and allocated to the Participant Account as of the close of business on the later of (1) the Valuation Period in which AUL receives that Contribution at its Home Office or (2) the Valuation Period in which AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of that Contribution for the Participant, and Investment Option election instructions.

(f) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no investment allocation instruction is made with respect to any Participant Account, AUL shall process such credits in accordance with the investment allocation instruction applicable to the immediately preceding Contribution. The Contractholder or such designated person may change an investment allocation instruction with respect to future allocations to the applicable Participant Account by giving new investment allocation instructions to AUL at its Home Office in a form acceptable to AUL.

Addition, Deletion, or Substitution of Investments:

(a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Mutual Funds or Mutual Fund Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., another open-end, registered investment company, or another investment vehicle, for shares already purchased or to be purchased in the future under the Contract, if the shares of any or all eligible Mutual Funds or Mutual Fund Portfolios are no longer available for investment, or if further investment in any or all eligible Mutual Funds or Mutual Fund Portfolios becomes inappropriate in view of the purposes of the Variable Account or the Contract. Where required under applicable law, AUL will not substitute any shares attributable to the Contractholder's interest in the Variable
     Account or any Investment Account without notice, Contractholder or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

(b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under the Contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

Transfers:

(a) Subject to the limitations of (d) through (f) below, the Contractholder, or that person designated to AUL by the Contractholder, may direct AUL, in a form acceptable to AUL, to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives such transfer direction.

(d) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option. However, if that transfer reduces the Participant Account's remaining share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

(e)  Amounts  transferred  from  the  Fixed  Interest  Account  on  behalf  of a
     Participant during any Contract year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract date or the Contract anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract date or the Contract anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

                                    BENEFITS

General Withdrawal Provisions:

At any time prior to the termination of the Contract, the Contractholder may direct AUL to withdraw all or a portion of a Participant Account pursuant to "'Benefit Responsive' Plan Benefits and Annuities" and "Other Plan Benefits Payable in Cash" to provide Plan benefits (other than Plan termination benefits). Such Contractholder direction must be submitted to AUL at its Home Office in a form acceptable to AUL.

(a) Amounts attributable to amounts held as of December 31, 1988 under another Code Section 403(b) annuity contract may be withdrawn to provide such benefits.

(b) Amounts attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits.

(c) Amounts attributable to Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits, provided that the withdrawal is made to provide a loan or that any distribution of such amount shall not occur until the Participant has either attained age 59 1/2, separated from service, died, become totally disabled (as defined by the Plan), or experienced a hardship (as defined by the Plan). However, in the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn.

(d) Withdrawal of any amount from the Contract which is transferred directly by AUL pursuant to Contractholder or Participant instructions to another tax-deferred annuity funding vehicle under applicable IRS rules and regulations is not the provision of a Plan benefit for purposes of "'Benefit Responsive' Plan Benefits and Annuities," but instead is a Contract termination as to that amount for that Participant; and any such withdrawal shall be subject to application of the Withdrawal Charge pursuant to "Other Plan Benefits Payable in Cash." The Contractholder hereby grants to a Participant the right to direct the withdrawal and direct transfer of such Participant's voluntary Elective Deferrals (as determined by the Contractholder) to another tax-deferred annuity funding vehicle.

(e) If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

(f) AUL shall not be responsible for determining a Participant's compliance with the requirements in (a) through (e) above. Any withdrawal request submitted by the Contractholder shall include certification as to the purpose of the withdrawal. The Contractholder assumes full responsibility for determining whether any withdrawal is permitted under applicable law and under the terms of a particular Plan. AUL may rely solely upon the representations of the Contractholder made in the withdrawal request.

(g) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

(h) A withdrawal request shall be effective, and the Account Value to be applied pursuant to "'Benefit Responsive' Plan Benefits and Annuities," "Other Plan Benefits Payable in Cash," or "Annuity Options" shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

(i) AUL shall pay any cash lump sum to the Contractholder or to whomever the Contractholder directs within 7 days from the appropriate Valuation Date as determined in (h) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

(j) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

Termination of Service Benefits and Minimum Distributions is deleted, and the following "Benefit Responsive" Plan Benefits and Annuities is substituted in lieu thereof:

"Benefit Responsive" Plan Benefits and Annuities:

(a) Subject to the limitation provided in "General Withdrawal Provisions," and subject to the provisions of (b) below for death benefits, at any time prior to the termination of the Contract, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to any appropriate premium tax or similar tax charge) of a Participant Account for the purpose of providing:

     (1) an annuity in accordance with the Annuity Options shown in "Annuity Options," as directed by the Contractholder, for benefits as provided by the Plan (other than Plan termination benefits); or

     (2) a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay benefits as provided by the Plan (other than Plan termination benefits) for retirement, death, disability, termination of employment, hardships, loans, required minimum distribution benefits pursuant to Code Section 401(a)(9) and Regulations issued thereunder, or benefits upon attainment of age 59 1/2, provided that such benefit upon attainment of age 59 1/2 is a taxable distribution paid to the Participant and not to any other person or entity, including any substitute funding medium.
(b) Regarding death benefits specifically, notwithstanding the provisions of "Contract Termination," upon receipt at its Home Office of instructions in a form acceptable to AUL from the Contractholder and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period, AUL shall apply the Account Value (subject to any appropriate premium tax or similar tax charge) of the Participant Account for the purpose of providing a death benefit under the Plan. The death benefit shall be paid to the Participant's beneficiary according to the method of payment elected by the beneficiary (unless such method of payment was previously elected by the Participant). The Participant's beneficiary may also designate a beneficiary. This death benefit shall be payable:

     (1) in a single sum or other method not provided in (2) below; provided, however, that the entire Account Value (subject to the appropriate premium tax or similar tax charge) must be paid to the beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or

     (2) as an annuity in accordance with the Annuity Options shown in "Annuity Options" over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

In-Service Benefits is deleted, and the following Other Plan Benefits Payable in Cash is substituted in lieu thereof:

Other Plan Benefits Payable in Cash:

Subject to the limitations provided in "General Withdrawal Provisions," at any time prior to the termination of the Contract, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits other than those provided in (a)(2) of "'Benefit Responsive' Plan Benefits and Annuities." If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any appropriate premium tax or similar tax charge. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any appropriate premium tax or similar tax charge.

Notwithstanding the previous paragraph, in the first Contract year in which a Participant Account is established, the Contractholder may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract date or the Contract anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract year, without application of the Withdrawal Charge. In the next succeeding Contract year, the Contractholder may also withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract year, without application of the Withdrawal Charge. In any subsequent Contract year, the Contractholder may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account (determined as of the Contract anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge.

Annuity Options:

At the written request of the Contractholder pursuant to "'Benefit Responsive' Plan Benefits and Annuities," AUL shall apply all or a portion of the Account Value (subject to the appropriate premium tax or similar tax charge) of a Participant Account for the purpose of providing a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date provided in (h) of "General Withdrawal Provisions." Such transferred amounts shall be held in the Fixed Interest Account until the Participant's Annuity Commencement Date. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the following annuity options.

(e) Fixed Period. The monthly annuity shall be payable to the annuitant for a fixed period of time (not less than 5 years nor more than 20 years, as specified in the election). If, at the death of the annuitant, payments have been made for less than the selected fixed period, monthly annuity payments to the annuitant's beneficiary shall be continued during the remainder of such fixed period.

                                   VALUATIONS

The first and second paragraphs of "Valuations" are deleted, and the following paragraphs are substituted in lieu thereof:

All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of
(1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to (d)(1) of "Contributions" on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

                                  OTHER CHARGES

The second and third paragraphs of "Other Charges" are deleted, and the following paragraphs are substituted in lieu thereof:

A Mutual Fund or Mutual Fund Portfolio shall pay an investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, or any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

AUL hereby waives the administrative charge described hereafter in this paragraph. AUL shall deduct an administrative charge per Contract year quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each such quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge (not to exceed $100 per Contract year quarter) is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the Contract by that Participant Account.

                              CONTRACT TERMINATION

Termination by AUL:

(b) Upon termination of a Participant Account by AUL, a single sum equal to the Account Value of the Participant Account shall be calculated as of the date of the close of business on the effective date of termination and shall be payable within 7 days from such effective date of termination.

                                  MISCELLANEOUS

Election, Notice, or Direction Requirements: Wherever in the Contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home office before becoming effective.

Voting:

(a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on

(NJ)
(companion)
     matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

(d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

(e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.

                                      AMERICAN UNITED LIFE INSURANCE COMPANY

                                        By: /s/ William R. Brown
                                            Secretary


(NJ)
(companion)

                                   VALUATIONS

The first and second paragraphs of "Valuations" are deleted, and the following paragraphs are substituted in lieu thereof:

All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of
(1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to (d)(1) of "Contributions" on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

                                  OTHER CHARGES

The second and third paragraphs of "Other Charges" are deleted, and the following paragraphs are substituted in lieu thereof:

A Mutual Fund or Mutual Fund Portfolio shall pay an investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, or any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

AUL hereby waives the administrative charge described hereafter in this paragraph. AUL shall deduct an administrative charge per Contract year quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each such quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the Contract by that Participant Account.

                              CONTRACT TERMINATION

Termination by AUL:

(b) Upon termination of a Participant Account by AUL, a single sum equal to the Account Value of the Participant Account shall be calculated as of the date of the close of business on the effective date of termination and shall be payable within 7 days from such effective date of termination.

                                  MISCELLANEOUS

Election, Notice, or Direction Requirements: Wherever in the Contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home office before becoming effective.

Voting:

(a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on

(G&W companion)
(corporate companion)
     matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

(d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

(e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.

                                        AMERICAN UNITED LIFE INSURANCE COMPANY

                                        By: /s/ William R. Brown
                                            Secretary



(G&W companion)
(corporate companion)

                                   VALUATIONS

The first and second paragraphs of "Valuations" are deleted, and the following paragraphs are substituted in lieu thereof:

All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of
(1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to (d)(1) of "Contributions" on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

                                  OTHER CHARGES

The second paragraph of "Other Charges" is deleted, and the following paragraph is substituted in lieu thereof:

A Mutual Fund or Mutual Fund Portfolio shall pay an investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, or any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

                              CONTRACT TERMINATION

Termination by AUL:

(b) Upon termination of a Participant Account by AUL, a single sum equal to the Account Value of the Participant Account shall be calculated as of the date of the close of business on the effective date of termination and shall be payable within 7 days from such effective date of termination.

                                  MISCELLANEOUS

Election, Notice, or Direction Requirements: Wherever in the Contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home office before becoming effective.

Voting:

(a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on

(non-companion)
     matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

(d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

(e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.

                                        AMERICAN UNITED LIFE INSURANCE COMPANY

                                        By: /s/ William R. Brown
                                            Secretary



(non-companion)

                                    AMENDMENT
                                     TO THE
             GROUP ANNUITY CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                                   ABC COMPANY
                               THE CONTRACTHOLDER


Notwithstanding any other provisions of the Contract, AUL and the Contractholder agree that the Contract is hereby amended as follows:

By adding the following provision, effective January 1, 1993:

If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

And by adding the following provision, effective January 1, 1996:

No Participant shall be permitted to have elective deferral contributions (within the meaning of Internal Revenue Code Section 402(g)(3)) made during a calendar year under this contract, or under any other plans, contracts, or arrangements maintained by his employer, in excess of the dollar limitation in effect under Internal Revenue Code Section 402(g)(1) and any Regulations issued thereunder for taxable years beginning in such calendar year.


                                         AMERICAN UNITED LIFE INSURANCE COMPANY

                                         By: /s/ Jerry D. Semler

                                            Chairman of the Board,
                                            President, & Chief Executive Officer


                                         Attest
                                         By: /s/ William R. Brown
                                            Secretary


P-12621BR.AMD.SBJPA

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
           EMPLOYER-SPONSORED TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                        ABC COMPANY (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is.

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended as follows:

By deleting the last paragraph of the face page and by substituting the following last paragraph in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

By deleting the corresponding Sections or Subsections of the Contract and by substituting the following Sections or Subsections in lieu thereof, and by making any required corresponding changes in the Table of Contents of the
Contract:

     1.6 "Contract Anniversary" means the first day of the second Contract Year and each subsequent Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of this contract for the First Contract Anniversary.

By deleting the first sentence of Section 1.9 and by substituting the following first sentence in lieu thereof:

     1.9 "Contributions" means amounts paid to AUL pursuant to the Plan, including amounts transferred to this contract from another AUL group annuity contract, which are credited to a Participant Account maintained hereunder.

     1.15 "Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the contract. Schedule A of the contract may be amended by AUL from time to time as described in Section 3.3. Amounts allocated to any Investment Account identified in Schedule A of the contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.


P-12621(BR).AMD.1

     1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

     1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

     1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

           During                                 Withdrawal Charge
  Participant Account Years                          Percentage

           1-5                                          8
           6-10                                         4
        Thereafter                                      0

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

     3.2 How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any Participant Account, AUL shall process such credits in accordance with the Investment Option election applicable to the immediately preceding Contribution. The Contractholder or such designated person may change an Investment Option election with respect to future allocations to the applicable Participant Account by giving new Investment Option elections to AUL at its Home Office in a form acceptable to AUL.

                                    (par year)

P-12621(BR).AMD.2

     1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

     1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

     1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Contract Year in which the withdrawal is made. The Withdrawal Charge percentage is as follows:

           During                                 Withdrawal Charge
       Contract Years                                Percentage
            1-5                                          8
            6-10                                         4
         Thereafter                                      0

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

     3.2 How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any Participant Account, AUL shall process such credits in accordance with the Investment Option election applicable to the immediately preceding Contribution. The Contractholder or such designated person may change an Investment Option election with respect to future allocations to the applicable Participant Account by giving new Investment Option elections to AUL at its Home Office in a form acceptable to AUL.


                                    (con year)

P-12621(BR).AMD.2

     (c) The initial Contribution for a Participant shall be allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option elections regarding the initial Contribution.

     (d)  If  the  data  required  to  establish  a   Participant   Account  and
          instructions regarding the amount of a Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives that Contribution, AUL shall return that Contribution to the Contractholder unless the Contractholder consents to AUL retaining that Contribution until the earlier of (i) the date AUL receives such data and instructions and, therefore, can properly allocate that Contribution to the Participant Account or (ii) 25 days from the date that Contribution is received by AUL.

     (e) If the data required to establish a Participant Account, including any annuity enrollment form required by AUL, and instructions regarding the amount of a Contribution for the Participant are received, but an Investment Option election for that Participant is not received, by AUL at its Home Office as of the date AUL receives that Contribution, AUL shall allocate that Contribution to the Investment Option election identified in the Participant's annuity enrollment form, which is generally the AUL American Money Market Investment Account. If AUL subsequently receives the data required to establish the Participant Account, instructions regarding the amount of the Contribution for the Participant, and an Investment Option election, AUL shall then transfer such amounts credited to the AUL American Money Market
          Investment Account or other Investment Option identified in the Participant's annuity enrollment form, plus gains or minus losses thereon, to another Investment Option, if such election so directs.

     (f) Contributions for a Participant subsequent to the initial Contribution shall be allocated to the Participant Account as of the close of business on the later of (1) the Valuation Period in which AUL receives that Contribution at its Home Office or (2) the Valuation Period in which AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of that Contribution for the Participant, and Investment Option elections.

     3.3 Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Mutual Funds or Mutual Fund Portfolios and to substitute shares of, or

P-12621(BR).AMD.3
          interests in, another Portfolio of the AUL American Series Fund, Inc., another open-end, registered investment company, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds or Mutual Fund Portfolios are no longer available for investment or if further investment in any or all eligible Mutual Funds or Mutual Fund Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will not substitute any shares attributable to the Contractholder's interest in the Variable Account or any Investment Account without notice, Contractholder or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

     3.4 Transfers:

     (a) Subject to the limitations of Section 3.5, the Contractholder, or that person designated to AUL by the Contractholder, may direct AUL, in a form acceptable to AUL, to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office.

     (b) AUL shall make the transfer as requested within 3 days from the date a proper request is received by AUL at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer a transfer of amounts from the Fixed Interest Account for a period of up to 6 months after AUL receives the transfer request at its Home Office.

     3.5 Limitations on Transfers:

     (a) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. However, if that transfer reduces the Participant Account's remaining share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract Year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

     (c) Amounts under this contract which have been transferred from other group annuity contracts, whether issued by AUL or otherwise, shall be allocated pursuant to the provisions of Section 3.2.

     (d) AUL reserves the right to change the limitation on the minimum transfer, to change the limit on remaining balances, to limit the number and frequency of transfers, to suspend the transfer privilege provided in Sections 3.4 and 3.5, and to impose a charge on a transfer.

     4.1 General Withdrawal Provisions: Subject to the following provisions of this Section, at any time prior to termination of the contract pursuant to
Article 8, the Contractholder may direct AUL to withdraw all or a portion of a Participant Account pursuant to Sections 4.2 and 4.3 to provide Plan benefits (other than Plan termination benefits). Such Contractholder direction must be submitted to AUL at its Home Office in a form acceptable to AUL.

     (a) Amounts attributable to amounts held as of December 31, 1988 under another Code Section 403(b) annuity contract may be withdrawn to provide such benefits.

     (b) Amounts attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits.

     (c) Amounts attributable to Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits, provided that the withdrawal is made to provide a loan or that any distribution of such amount shall not occur until the Participant has either attained age 59 1/2, separated from service, died, become totally disabled (as defined by the Plan), or

P-12621(BR).AMD.4
          experienced a hardship (as defined by the Plan). However, in the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn.

     (d) Withdrawal of any amount from this contract which is transferred directly by AUL pursuant to Contractholder or Participant instructions to another tax-deferred annuity funding vehicle under applicable IRS rules and regulations is not the provision of a Plan benefit for purposes of Section 4.2, but instead is a Contract termination as to that amount for that Participant; and any such withdrawal shall be subject to application of the Withdrawal Charge pursuant to Section
          4.3. The Contractholder hereby grants to a Participant the right to direct the withdrawal and direct transfer of such Participant's voluntary Elective Deferrals (as determined by the Contractholder) to another tax-deferred annuity funding vehicle.

     (e) If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

     (f) AUL shall not be responsible for determining a Participant's compliance with the requirements above. Any withdrawal request submitted by the Contractholder shall include certification as to the purpose of the withdrawal. The Contractholder assumes full responsibility for determining whether any withdrawal is permitted under applicable law and under the terms of a particular Plan. AUL may rely solely upon the representations of the Contractholder made in the withdrawal request.

     (g) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

     (h) A withdrawal request shall be effective, and the Account Value to be applied pursuant to Sections 4.2, 4.3, or 4.4 shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

     (i) AUL shall pay any cash lump sum to the Contractholder or to whomever the Contractholder directs within 3 days from the appropriate Valuation Date as determined in Subsection (h) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

     (j) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

     4.2 "Benefit Responsive" Plan Benefits and Annuities:

     (a) Subject to the limitations provided in Section 4.1, and subject to the provisions of Subsection (b) below for death benefits, at any time prior to termination of the contract pursuant to the provisions of
          Article 8, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing:

P-12621(BR).AMD.5

          (1)  an  annuity  in  accordance  with the  Annuity  Options  shown in
               Section 4.5, as directed by the Contractholder, for benefits as provided by the Plan (other than Plan termination benefits); or

          (2) a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay benefits as provided by the Plan (other than Plan termination benefits) for retirement, death, disability, termination of employment, hardships, loans, required minimum distribution benefits pursuant to Code Section 401(a)(9) and Regulations issued thereunder, or benefits upon attainment of age 59 1/2, provided that such benefit upon attainment of age 59 1/2 is a taxable distribution paid to the Participant and not to any other person or entity, including any substitute funding medium.

     (b) Regarding death benefits specifically, notwithstanding the provisions of Article 8, upon receipt at its Home Office of instructions in a form acceptable to AUL from the Contractholder and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period, AUL shall apply the Account Value (subject to
          Section 6.5) of the Participant Account for the purpose of providing a death benefit under the Plan. The death benefit shall be paid to the Participant's beneficiary according to the method of payment elected by the beneficiary (unless such method of payment was previously elected by the Participant). The Participant's beneficiary may also designate a beneficiary. This death benefit shall be payable:

          (1) in a single sum or other method not provided in (2) below; provided, however, that the entire Account Value (subject to Section 6.5) must be paid to the beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or

          (2)  as an annuity in  accordance  with the Annuity  Options  shown in
               Section 4.5 over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

               If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

     4.3 Other Plan Benefits Payable in Cash: Subject to the limitations provided in Section 4.1, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits other than those provided in Section 4.2(a)(2). If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any Section 6.5 charges. If it is not necessary to withdraw the

                                    (BR)
P-12621(BR).AMD.6

          (1)  an  annuity  in  accordance  with the  Annuity  Options  shown in
               Section 4.5, as directed by the Contractholder, for benefits as provided by the Plan (other than Plan termination benefits); or

          (2) a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay death benefits as provided by the Plan; or

          (3) providing the Participant has attained (1) age 55 and has 10 years of service with the employer identified in the Plan or (2) age 62, a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay benefits as provided by the Plan (other than Plan termination benefits) for retirement, disability, termination of employment, hardships, loans, required minimum distribution benefits pursuant to Code
               Section 401(a)(9) and Regulations issued thereunder, or benefits upon attainment of age 59 1/2, provided that such benefit upon attainment of age 59 1/2 is a taxable distribution paid to the Participant and not to any other person or entity, including any substitute funding medium.

     (b) Regarding death benefits specifically, notwithstanding the provisions of Article 8, upon receipt at its Home Office of instructions in a form acceptable to AUL from the Contractholder and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period, AUL shall apply the Account Value (subject to
          Section 6.5) of the Participant Account for the purpose of providing a death benefit under the Plan. The death benefit shall be paid to the Participant's beneficiary according to the method of payment elected by the beneficiary (unless such method of payment was previously elected by the Participant). The Participant's beneficiary may also designate a beneficiary. This death benefit shall be payable:

          (1) in a single sum or other method not provided in (2) below; provided, however, that the entire Account Value (subject to Section 6.5) must be paid to the beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or

          (2)  as an annuity in  accordance  with the Annuity  Options  shown in
               Section 4.5 over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

               If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

     4.3 Other Plan Benefits Payable in Cash: Subject to the limitations provided in Section 4.1, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits other than those provided in Section 4.2(a)(2) and (3). If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any Section 6.5 charges. If it is not necessary to withdraw the

                                    (MBR)
P-12621(BR).AMD.7
entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any Section 6.5 charges.

Notwithstanding the previous paragraph, in the first Contract Year in which a Participant Account is established, the Contractholder may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Contractholder may also withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In any subsequent Contract Year, the Contractholder may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge.

     4.4 Election of Annuity Options: At the written request of the Contractholder pursuant to Section 4.2, AUL shall apply all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date provided in Section 4.1(h). Such transferred amounts shall be held in the Fixed Interest Account until the Participant's Annuity Commencement Date. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the following annuity options, notification of the Annuity Commencement Date, written designation of the contingent annuitant or beneficiary, and any election forms needed in connection with any benefit option requested. The amount of any annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.7.

     5.1 Valuation of Mutual Fund or Mutual Fund Portfolio Assets: All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

     5.2 Accumulation Units: Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of (1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to Section 3.2(c) on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

P-12621(BR).AMD.8

     5.3 Value of Accumulation Units: The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account available under this contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

     5.4 Determining Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by
(b), and then subtracting (c) from that result, where:

     (a)  is equal to:

          (1) the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Mutual Fund or Mutual Fund Portfolio during the current Valuation Period; plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

     6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

     6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, or any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee

P-12621(BR).AMD.9
and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

By adding the following first paragraph to Section 6.3:

     6.3  Administrative Charge:

AUL hereby waives the administrative charge described hereafter in this Section 6.3.

     6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Section 4.1, 4.2, 4.3, or 4.4 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

     6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in
Section 6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

By adding the following first paragraph to Section 7.3:

     7.3 Right of AUL to Change Charges:

Because the administrative charge described in Section 6.3 has been waived by AUL, the maximum administrative charge discussed hereafter in this Section 7.3 shall be $0.00.

     8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

     9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

     9.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective.

P-12621(BR).AMD.10
and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

     6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Section 4.1, 4.2, 4.3, or 4.4 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

     6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in
Section 6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

     8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

     9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

     9.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective.

     (Do not use this page without consulting L. Walburn or Ellen Bardwell) P-12621(BR).AMD.10

     9.15 Voting:

     (a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. In accordance with its view of present law, AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

     (b) The person having the voting interest under this contract is the Contractholder. Unless otherwise required by applicable law, the number of Mutual Fund or Mutual Fund Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Mutual Fund or Mutual Fund Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the applicable Mutual Fund or Mutual Fund Portfolio for determining shareholders eligible to vote at the meeting of that Mutual Fund. If required by the Securities and Exchange Commission or under any contract with any of the Mutual Funds made available by AUL, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of a Mutual Fund or Mutual Fund Portfolio.

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

P-12621(BR).AMD.11

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.

                                      AMERICAN UNITED LIFE INSURANCE COMPANY

                                        By: /s/ Jerry D. Semler
                                           Chairman of the Board,
                                           President, & Chief Executive Officer


                                      Attest
                                        By: /s/ William R. Brown
                                            Secretary


                                      CONTRACTHOLDER

                                      By __________________________________

                                      Title _______________________________

                                      Date ________________________________

                                    (new business)
P-12621(BR).AMD.12

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.

                                      CONTRACTHOLDER

                                      By __________________________________


                                      Title _______________________________


                                      Date ________________________________


                                      AMERICAN UNITED LIFE INSURANCE COMPANY



                                      By __________________________________


                                      Title _______________________________


                                      Date ________________________________

                                            (existing business)
P-12621(BR).AMD.12

                                   SCHEDULE A


The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed below.


Investment Account                                   Mutual Fund or Mutual Fund Portfolio
-----------------                                    ------------------------------------


AUL American Bond                                    AUL American Bond
AUL American Equity                                  AUL American Equity
AUL American Managed                                 AUL American Managed
AUL American Money Market                            AUL American Money Market
AUL American Tactical Asset Allocation Portfolio     AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                Alger American Growth
American Century VP Capital Appreciation             American Century VP Capital Appreciation
Calvert Social Mid-Cap Growth                        Calvert Social Mid-Cap Growth
Fidelity VIP Equity-Income                           Fidelity VIP Equity-Income
Fidelity VIP Growth                                  Fidelity VIP Growth
Fidelity VIP High Income                             Fidelity VIP High Income
Fidelity VIP Overseas                                Fidelity VIP Overseas
Fidelity VIP II Asset Manager                        Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                           Fidelity VIP II Contrafund
Fidelity VIP II Index 500                            Fidelity VIP II Index 500
Janus Aspen Series Flexible Income Portfolio         Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio        Janus Aspen Series Worldwide Growth Portfolio
PBHG Insurance Series Growth II                      PBHG Insurance Series Growth II
PBHG Insurance Series Technology                     PBHG Insurance Series Technology
         and Communication                                    and Communication
SAFECO Resource Series Trust Equity Portfolio        SAFECO Resource Series Trust Equity Portfolio
SAFECO Resource Series Trust Growth Portfolio        SAFECO Resource Series Trust Growth Portfolio
T. Rowe Price Equity-Income Portfolio                T. Rowe Price Equity-Income Portfolio


P-12621(BR).AMD.13

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
           EMPLOYER-SPONSORED TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                                   ABC COMPANY
                              (THE CONTRACTHOLDER)

   The Effective Date of this Amendment is the date that it is signed by AUL.

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended by deleting Schedule A and by substituting the following Schedule A in lieu thereof:

                                   SCHEDULE A

The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed below.



Investment Account                                   Mutual Fund or Mutual Fund Portfolio
------------------                                   ------------------------------------

AUL American Bond                                    AUL American Bond
AUL American Equity                                  AUL American Equity
AUL American Managed                                 AUL American Managed
AUL American Money Market                            AUL American Money Market
AUL American Tactical Asset Allocation Portfolio     AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                Alger American Growth
American Century VP Capital Appreciation             American Century VP Capital Appreciation
Calvert Social Mid-Cap Growth                        Calvert Social Mid-Cap Growth
Fidelity VIP Equity-Income                           Fidelity VIP Equity-Income
Fidelity VIP Growth                                  Fidelity VIP Growth
Fidelity VIP High Income                             Fidelity VIP High Income
Fidelity VIP Overseas                                Fidelity VIP Overseas
Fidelity VIP II Asset Manager                        Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                           Fidelity VIP II Contrafund
Fidelity VIP II Index 500                            Fidelity VIP II Index 500
Janus Aspen Series Flexible Income Portfolio         Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio        Janus Aspen Series Worldwide Growth Portfolio
PBHG Insurance Series Growth II                      PBHG Insurance Series Growth II
PBHG Insurance Series Technology                     PBHG Insurance Series Technology
         and Communication                                   and Communication
SAFECO Resource Series Trust Equity Portfolio        SAFECO Resource Series Trust Equity Portfolio
SAFECO Resource Series Trust Growth Portfolio        SAFECO Resource Series Trust Growth Portfolio
T. Rowe Price Equity-Income Portfolio                T. Rowe Price Equity-Income Portfolio

CONTRACTHOLDER                                       AUL

By ____________________________________________      By ____________________________________________



Title__________________________________________      Title _________________________________________


Date___________________________________________      Date __________________________________________

P-12621(BR).A

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
           EMPLOYER-SPONSORED TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                                  ABC HOSPITAL
                              (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is .

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended as follows:

By deleting the last paragraph of the face page and by substituting the following last paragraph in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

By deleting the corresponding Sections or Subsections of the Contract and by substituting the following Sections or Subsections in lieu thereof, and by making any required corresponding changes in the Table of Contents of the
Contract:

1.6 "Contract Anniversary" means the first day of the second Contract Year and each subsequent Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of this contract for the First Contract Anniversary.

By deleting the first sentence of Section 1.9 and by substituting the following first sentence in lieu thereof:

1.9 "Contributions" means amounts paid to AUL pursuant to the Plan, including amounts transferred to this contract from another AUL group annuity contract, which are credited to a Participant Account maintained hereunder.

1.15 "Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the contract. Schedule A of the contract may be amended by AUL from time to time as described in Section 3.3. Amounts allocated to any Investment Account identified in Schedule A of the contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

p-12621(BR).II.1

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

               During                                 Withdrawal Charge
      Participant Account Years                          Percentage

                1-5                                          8
                6-10                                         4
            Thereafter                                       0

     However, for any Participant who also participates in the companion AUL Series III group annuity contract GA XX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the previous AUL Series III group annuity contract from which funds have been transferred to such Series III companion contract, determined by AUL immediately prior to the date of such transfer, rounded down to 8% if the Withdrawal Charge percentage under such previous Series III contract is greater than 8%. If the Withdrawal Charge percentage is rounded down from 10% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next 2 succeeding Participant Account Years. If the Withdrawal Charge percentage is rounded down from 9% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next succeeding Participant Account Year. Thereafter, the Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any

                                   (par year)
                (original contract TDA III with Series III scale) p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

                During                                 Withdrawal Charge
        Participant Account Years                          Percentage

                  1-5                                          8
                  6-10                                         4
              Thereafter                                       0

     However, for any Participant who also participates in AUL GRA VIII(BR)group annuity contract GA XX,XXX as of the Contract Date of this contract, the Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage in effect for that Participant under such GRA VIII (BR) contract for those contributions not transferred from another AUL group annuity contract. The Withdrawal Charge percentage under this paragraph shall never be greater than 8%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any

                                   (par year)
              (TDA contract added after conversion to GRA VIII(BR)) p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

                During                                 Withdrawal Charge
        Participant Account Years                          Percentage

                 1-5                                          8
                 6-10                                         4
             Thereafter                                       0

     However, for any Participant who also participates in AUL GRA VIII(BR)group annuity contract GA XX,XXX, and for whom funds have been transferred to such GRA VIII (BR) contract from an AUL GRA III group annuity contract (with a Series I Withdrawal Charge schedule), the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under such GRA III contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such GRA III contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Withdrawal Charge percentage under such GRA I contract is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any

                                   (par year)
                (no previous TDA - match with GRA III, Series I)
                       (TDA contract added at conversion)
 p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

                  During                                 Withdrawal Charge
          Participant Account Years                          Percentage
                    1-5                                          8
                    6-10                                         4
                Thereafter                                       0

     However, for any Participant who also participates in AUL GRA VIII(BR)group annuity contract GA XX,XXX, and for whom funds have been transferred to such GRA VIII (BR) contract from an AUL GRA VI group annuity contract (with a Series III Withdrawal Charge schedule), the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under such GRA VI contract, determined by AUL immediately prior to the date of such transfer, rounded down to 8% if the Withdrawal Charge percentage under such GRA VI contract is greater than 8%. If the Withdrawal Charge percentage is rounded down from 10% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next 2 succeeding Participant Account Years. If the Withdrawal Charge percentage is rounded down from 9% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next succeeding
     Participant Account Year. Thereafter, the Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any


                                   (par year)
               (no previous TDA --- match with GRA VI, Series III) p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

                 During                                 Withdrawal Charge
         Participant Account Years                          Percentage

                   1-5                                          8
                   6-10                                         4
               Thereafter                                       0

     However, for any Participant who also participates in AUL Series III group annuity contract GXX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL Series I group annuity contract from which funds have been transferred to such Series III contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such Series I contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Series I contract Withdrawal Charge percentage is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any

                                   (par year)
                            (original contract TDA I)
 p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

                During                                 Withdrawal Charge
        Participant Account Years                          Percentage

                 1-5                                          8
                 6-10                                         4
             Thereafter                                       0

     However, for any Participant who also participates in AUL Series III group annuity contract GXX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL Series III group annuity contract (with a Series I Withdrawal Charge scale) from which funds have been transferred to such Series III contract GXX,XXX, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such Series III contract (with a Series I Withdrawal Charge scale) is a fractional
     Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the Withdrawal Charge percentage under the applicable Series III contract (with a Series I Withdrawal Charge scale) is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any

                                   (par year)
                 (original contract TDA III with Series I scale) p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

               During                                 Withdrawal Charge
       Participant Account Years                          Percentage

                 1-5                                          8
                 6-10                                         4
             Thereafter                                       0

     However, for any Participant who also participates in AUL GRA VII(BR) group annuity contract GXX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL GRA VII group annuity contract from which funds have been transferred to such GRA VII (BR) contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such GRA VII contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable GRA VII contract Withdrawal Charge percentage is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any

                                   (par year)
                            (GRA VII BR -- Series I)
 p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

                During                                 Withdrawal Charge
        Participant Account Years                          Percentage

                  1-5                                          8
                  6-10                                         4
              Thereafter                                       0

     However, for any Participant who also participates in AUL GRA VII(BR) group annuity contract GXX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL GAA V group annuity contract (with a Series I Withdrawal Charge scale) from which funds have been transferred to such GRA VII (BR) contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such GAA V contract (with a Series I Withdrawal Charge scale) is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the Withdrawal Charge percentage under the applicable GAA V contract (with a Series I Withdrawal Charge scale) is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any

                                   (par year)
                (transfer from GAA V to GRA VII(BR) -- Series I) p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

              During                                 Withdrawal Charge
       Participant Account Years                        Percentage

               1-5                                          8
               6-10                                         4
            Thereafter                                      0

     However, for any Participant who also participates in AUL GRA VIII(BR)group annuity contract GA XX,XXX, and for whom funds have been transferred to such GRA VIII (BR) contract from an AUL GRA I group annuity contract, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under such GRA I contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such GRA I contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Withdrawal Charge percentage under such GRA I contract is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any

                                   (par year)
                      (no previous TDA -- match with GRA I)
 p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

               During                                 Withdrawal Charge
       Participant Account Years                          Percentage

                1-5                                          8
                6-10                                         4
            Thereafter                                       0

     However, for any Participant who also participates in AUL GRA VII(BR) group annuity contract GXX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL GRA VII group annuity contract from which funds have been transferred to such GRA VII (BR) contract, determined by AUL immediately prior to the date of such transfer, rounded down to 8% if the Withdrawal Charge percentage under such GRA VII contract is greater than 8%. If the Withdrawal Charge percentage is rounded down from 10% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next 2 succeeding Participant Account Years. If the Withdrawal Charge percentage is rounded down from 9% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next succeeding Participant Account Year. Thereafter, the Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any

                                   (par year)
                            (GRA VII BR---Series III)
 p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

              During                                 Withdrawal Charge
     Participant Account Years                          Percentage

               1-5                                          8
               6-10                                         4
           Thereafter                                       0

     However, for any Participant who also participates in AUL GRA VII(BR) group annuity contract GA XX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL GAA V group annuity contract (with a
     Series  III  Withdrawal   Charge  schedule)  from  which  funds  have  been
     transferred to such GRA VII (BR) contract, determined by AUL immediately prior to the date of such transfer, rounded down to 8% if the Withdrawal Charge percentage under such GAA V contract (with a Series III Withdrawal Charge schedule) is greater than 8%. If the Withdrawal Charge percentage is rounded down from 10% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next 2 succeeding Participant Account Years. If the Withdrawal Charge percentage is rounded down from 9% to 8%, the 8% Withdrawal Charge percentage shall be in effect through that Participant Account Year and through the next succeeding Participant Account Year. Thereafter, the Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any

                                   (par year)
               (transfer from GAA V to GRA VII(BR) -- Series III) p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Contract Year in which the withdrawal is made. The Withdrawal Charge percentage is as follows:

            During                                 Withdrawal Charge
        Contract Years                                Percentage
             1-5                                          8
             6-10                                         4
         Thereafter                                       0

     However, for any Participant who also participates in AUL Series III group annuity contract GXX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL Series I group annuity contract from which funds have been transferred to such Series III contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such Series I contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Contract Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Series I contract Withdrawal Charge percentage is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Contract Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any


                                   (con year)
                              (TDA III -- Series I)

p-12621(BR).II.2

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open- end management investment company made available by AUL, as listed in Schedule A.

1.22 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.26 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn under this contract, other than withdrawals to provide those benefits discussed in Section 4.2, as provided by the Plan, where the percentage varies by the Contract Year in which the withdrawal is made. The Withdrawal Charge percentage is as follows:

              During                                 Withdrawal Charge
         Contract Years                                Percentage

              1-5                                          8
              6-10                                         4
          Thereafter                                       0

     However, for any Participant who also participates in AUL GRA VII(BR) group annuity contract GXX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL GRA VII group annuity contract from which funds have been transferred to such GRA VII (BR) contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such GRA VII contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The Withdrawal Charge percentage shall be decreased by 1% for each subsequent Contract Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable GRA VII contract Withdrawal Charge percentage is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Contract Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.2      How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected in a form acceptable to AUL by the Contractholder or by that person designated to AUL by the Contractholder. If no Investment Option election is made with respect to a particular Contribution to any

                                   (con year)
                            (GRA VII BR -- Series I)
 p-12621(BR).II.2

          Participant Account, AUL shall process such credits in accordance with the Investment Option election applicable to the immediately preceding Contribution. The Contractholder or such designated person may change an Investment Option election with respect to future allocations to the applicable Participant Account by giving new Investment Option elections to AUL at its Home Office in a form acceptable to AUL.

     (c) The initial Contribution for a Participant shall be allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option elections regarding the initial Contribution.

     (d)  If  the  data  required  to  establish  a   Participant   Account  and
          instructions regarding the amount of a Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives that Contribution, AUL shall return that Contribution to the Contractholder unless the Contractholder consents to AUL retaining that Contribution until the earlier of (i) the date AUL receives such data and instructions and, therefore, can properly allocate that Contribution to the Participant Account or (ii) 25 days from the date that Contribution is received by AUL.

     (e) If the data required to establish a Participant Account, including any annuity enrollment form required by AUL, and instructions regarding the amount of a Contribution for the Participant are received, but an Investment Option election for that Participant is not received, by AUL at its Home Office as of the date AUL receives that Contribution, AUL shall allocate that Contribution to the Investment Option election identified in the Participant's annuity enrollment form, which is generally the AUL American Money Market Investment Account. If AUL subsequently receives the data required to establish the Participant Account, instructions regarding the amount of the Contribution for the Participant, and an Investment Option election, AUL shall then transfer such amounts credited to the AUL American Money Market
          Investment Account or other Investment Option identified in the Participant's annuity enrollment form, plus gains or minus losses thereon, to another Investment Option, if such election so directs.

     (f) Contributions for a Participant subsequent to the initial Contribution shall be allocated to the Participant Account as of the close of business on the later of (1) the Valuation Period in which AUL receives that Contribution at its Home Office or (2) the Valuation Period in which AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of that Contribution for the Participant, and Investment Option elections.

3.3  Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Mutual Funds or Mutual Fund Portfolios and to substitute shares of, or

p-12621(BR).II.3
          interests in, another Portfolio of the AUL American Series Fund, Inc., another open-end, registered investment company, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds or Mutual Fund Portfolios are no longer available for investment or if further investment in any or all eligible Mutual Funds or Mutual Fund Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will not substitute any shares attributable to the Contractholder's interest in the Variable Account or any Investment Account without notice, Contractholder or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

3.4  Transfers:

     (a) Subject to the limitations of Section 3.5, the Contractholder, or that person designated to AUL by the Contractholder, may direct AUL, in a form acceptable to AUL, to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office.

     (b) AUL shall make the transfer as requested within 7 days from the date a proper request is received by AUL at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer a transfer of amounts from the

p-12621(BR).II.4

          Fixed Interest Account for a period of up to 6 months after AUL receives the transfer request at its Home Office.

3.5  Limitations on Transfers:

     (a) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. However, if that transfer reduces the Participant Account's remaining share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract Year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

     (c) Amounts under this contract which have been transferred from other group annuity contracts, whether issued by AUL or otherwise, shall be allocated pursuant to the provisions of Section 3.2.

     (d) AUL reserves the right to change the limitation on the minimum transfer, to change the limit on remaining balances, to limit the number and frequency of transfers, to suspend the transfer privilege provided in Sections 3.4 and 3.5, and to impose a charge on a transfer.

4.1 General Withdrawal Provisions: Subject to the following provisions of this Section, at any time prior to termination of the contract pursuant to
     Article 8, the Contractholder may direct AUL to withdraw all or a portion of a Participant Account pursuant to Sections 4.2 and 4.3 to provide Plan benefits (other than Plan termination benefits). Such Contractholder direction must be submitted to AUL at its Home Office in a form acceptable to AUL.

     (a) Amounts attributable to amounts held as of December 31, 1988 under another Code Section 403(b) annuity contract may be withdrawn to provide such benefits.

     (b) Amounts attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits.

     (c) Amounts attributable to Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits, provided that the withdrawal is made to provide a loan or that any distribution of such amount shall not occur until the Participant has either attained age 59 1/2, separated from service, died, become totally disabled (as defined by the Plan), or

p-12621(BR).II.5
          experienced a hardship (as defined by the Plan). However, in the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn.

     (d) Withdrawal of any amount from this contract which is transferred directly by AUL pursuant to Contractholder or Participant instructions to another tax-deferred annuity funding vehicle under applicable IRS rules and regulations is not the provision of a Plan benefit for purposes of Section 4.2, but instead is a Contract termination as to that amount for that Participant; and any such withdrawal shall be subject to application of the Withdrawal Charge pursuant to Section
          4.3. The Contractholder hereby grants to a Participant the right to direct the withdrawal and direct transfer of such Participant's voluntary Elective Deferrals (as determined by the Contractholder) to another tax-deferred annuity funding vehicle.

     (e) If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

     (f) AUL shall not be responsible for determining a Participant's compliance with the requirements above. Any withdrawal request submitted by the Contractholder shall include certification as to the purpose of the withdrawal. The Contractholder assumes full responsibility for determining whether any withdrawal is permitted under applicable law and under the terms of a particular Plan. AUL may rely solely upon the representations of the Contractholder made in the withdrawal request.

     (g) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn.

     (h) A withdrawal request shall be effective, and the Account Value to be applied pursuant to Sections 4.2, 4.3, or 4.4 shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

     (i) AUL shall pay any cash lump sum to the Contractholder or to whomever the Contractholder directs within 7 days from the appropriate Valuation Date as determined in Subsection (h) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

     (j) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

4.2  "Benefit Responsive" Plan Benefits and Annuities:

     (a) Subject to the limitations provided in Section 4.1, and subject to the provisions of Subsection (b) below for death benefits, at any time prior to termination of the contract pursuant to the provisions of
          Article 8, the Contractholder may direct AUL to withdraw all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing:


p-12621(BR).II.6

          (1)  an  annuity  in  accordance  with the  Annuity  Options  shown in
               Section 4.5, as directed by the Contractholder, for benefits as provided by the Plan (other than Plan termination benefits); or

          (2) a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay benefits as provided by the Plan (other than Plan termination benefits) for retirement, death, disability, termination of employment, hardships, loans, required minimum distribution benefits pursuant to Code Section 401(a)(9) and Regulations issued thereunder, or benefits upon attainment of age 59 1/2, provided that such benefit upon attainment of age 59 1/2 is a taxable distribution paid to the Participant and not to any other person or entity, including any substitute funding medium.

     (b) Regarding death benefits specifically, notwithstanding the provisions of Article 8, upon receipt at its Home Office of instructions in a form acceptable to AUL from the Contractholder and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period, AUL shall apply the Account Value (subject to
          Section 6.5) of the Participant Account for the purpose of providing a death benefit under the Plan. The death benefit shall be paid to the Participant's beneficiary according to the method of payment elected by the beneficiary (unless such method of payment was previously elected by the Participant). The Participant's beneficiary may also designate a beneficiary. This death benefit shall be payable:

          (1) in a single sum or other method not provided in (2) below; provided, however, that the entire Account Value (subject to Section 6.5) must be paid to the beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or

          (2)  as an annuity in  accordance  with the Annuity  Options  shown in
               Section 4.5 over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

          If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

4.3  Other Plan Benefits Payable in Cash: Subject to the limitations provided in
     Section 4.1, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits other than those provided in Section 4.2(a)(2). If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any
     Section 6.5 charges. If it is not necessary to withdraw the

                                    (BR)
p-12621(BR).II.7

          (2) a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay death benefits as provided by the Plan; or

          (3) providing the Participant has attained (1) age 55 and has 10 years of service with the employer identified in the Plan or (2) age 62, a cash lump-sum payment to the Contractholder or to whomever the Contractholder directs to pay benefits as provided by the Plan (other than Plan termination benefits) for retirement, disability, termination of employment, hardships, loans, required minimum distribution benefits pursuant to Code
               Section 401(a)(9) and Regulations issued thereunder, or benefits upon attainment of age 59 1/2, provided that such benefit upon attainment of age 59 1/2 is a taxable distribution paid to the Participant and not to any other person or entity, including any substitute funding medium.

     (b) Regarding death benefits specifically, notwithstanding the provisions of Article 8, upon receipt at its Home Office of instructions in a form acceptable to AUL from the Contractholder and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period, AUL shall apply the Account Value (subject to
          Section 6.5) of the Participant Account for the purpose of providing a death benefit under the Plan. The death benefit shall be paid to the Participant's beneficiary according to the method of payment elected by the beneficiary (unless such method of payment was previously elected by the Participant). The Participant's beneficiary may also designate a beneficiary. This death benefit shall be payable:

          (1) in a single sum or other method not provided in (2) below; provided, however, that the entire Account Value (subject to Section 6.5) must be paid to the beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or

          (2)  as an annuity in  accordance  with the Annuity  Options  shown in
               Section 4.5 over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

          If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

4.3  Other Plan Benefits Payable in Cash: Subject to the limitations provided in
     Section 4.1, at any time prior to termination of the contract pursuant to the provisions of Article 8, the Contractholder may direct AUL to make a cash payment from a Participant Account to the Contractholder or to whomever the Contractholder directs for the purpose of providing Plan benefits other than those provided in Section 4.2(a)(2) and (3). If it is necessary to withdraw the entire Account Value of a Participant Account to make such payment, the amount paid shall equal the Withdrawal Value, minus any Section 6.5 charges. If it is not necessary to withdraw the

                                    (MBR)
p-12621(BR).II.7
     entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any Section 6.5 charges.

     Notwithstanding the previous paragraph, in the first Contract Year in which a Participant Account is established, the Contractholder may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Contractholder may also withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In any subsequent Contract Year, the Contractholder may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account
     (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge.

4.4 Election of Annuity Options: At the written request of the Contractholder pursuant to Section 4.2, AUL shall apply all or a portion of the Account Value (subject to Section 6.5) of a Participant Account for the purpose of providing a fixed payment annuity under the Plan. Upon receipt of a request for an annuity, AUL is hereby authorized by the Contractholder to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date provided in Section 4.1(h). Such transferred amounts shall be held in the Fixed Interest Account until the Participant's Annuity Commencement Date. The Contractholder request shall include certification as to the purpose for the annuity and the election of one of the following annuity options, notification of the Annuity
     Commencement Date, written designation of the contingent annuitant or beneficiary, and any election forms needed in connection with any benefit option requested. The amount of any annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.7.

5.1 Valuation of Mutual Fund or Mutual Fund Portfolio Assets: All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

5.2 Accumulation Units: Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of (1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to
     Section 3.2(c) on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

 p-12621(BR).II.8

5.3 Value of Accumulation Units: The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account available under this contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one
     Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

5.4 Determining Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

     (a)  is equal to:

          (1) the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Mutual Fund or Mutual Fund Portfolio during the current Valuation Period; plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, or any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee

p-12621(BR).II.9
     and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

By adding the following first paragraph to Section 6.3:

6.3  Administrative Charge:

AUL hereby waives the administrative charge described hereafter in this Section 6.3.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Section 4.1, 4.2, 4.3, or 4.4 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

By adding the following first paragraph to Section 7.3:

7.3  Right of AUL to Change Charges:

     Because the administrative charge described in Section 6.3 has been waived by AUL, the maximum administrative charge discussed hereafter in this
     Section 7.3 shall be $0.00.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

9.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective.

                                (all companions)
                               (G & W stand-alone)
 p-12621(BR).II.10
     and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Section 4.1, 4.2, 4.3, or 4.4 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

8.1 Right of Contractholder to Terminate: This contract shall terminate if the Contractholder gives written notice to AUL that this contract is to be terminated. In such event, the termination notice shall be effective as of the close of business on the Valuation Date that AUL receives a proper written Contractholder notice at its Home Office. This date shall be the effective date of termination. This contract shall also terminate automatically as of the date that there are no Participant Accounts maintained hereunder.

9.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

9.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective.

                             (Corporate stand-alone)
 p-12621(BR).II.10

9.15 Voting:

     (a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. In accordance with its view of present law, AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

     (b) The person having the voting interest under this contract is the Contractholder. Unless otherwise required by applicable law, the number of Mutual Fund or Mutual Fund Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Mutual Fund or Mutual Fund Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the applicable Mutual Fund or Mutual Fund Portfolio for determining shareholders eligible to vote at the meeting of that Mutual Fund. If required by the Securities and Exchange Commission or under any contract with any of the Mutual Funds made available by AUL, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of a Mutual Fund or Mutual Fund Portfolio.

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

p-12621(BR).II.11

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.


                                        AMERICAN UNITED LIFE INSURANCE COMPANY
                                        By /s/ Jerry D. Semler

                                        Chairman of the Board,
                                        President, & Chief Executive Officer


                                        Attest
                                        By: /s/ William R. Brown
                                        Secretary


                                        CONTRACTHOLDER



                                        By _________________________________



                                       Title _______________________________



                                       Date ________________________________

p-12621(BR).II.12

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.

                                       CONTRACTHOLDER


                                       By________________________________


                                       Title ____________________________


                                       Date______________________________


                                       AMERICAN UNITED LIFE INSURANCE COMPANY


                                       By________________________________


                                       Title_____________________________


                                       Date______________________________

                               (existing business)
p-12621(BR).II.12

                                   SCHEDULE A


The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed below.


Investment Account                                           Mutual Fund or Mutual Fund Portfolio
------------------                                           ------------------------------------


AUL American Bond                                            AUL American Bond
AUL American Equity                                          AUL American Equity
AUL American Managed                                         AUL American Managed
AUL American Money Market                                    AUL American Money Market
AUL American Tactical Asset Allocation Portfolio             AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                        Alger American Growth
American Century VP Capital Appreciation                     American Century VP Capital Appreciation
Calvert Social Mid-Cap Growth                                Calvert Social Mid-Cap Growth
Fidelity VIP Equity-Income                                   Fidelity VIP Equity-Income
Fidelity VIP Growth                                          Fidelity VIP Growth
Fidelity VIP High Income                                     Fidelity VIP High Income
Fidelity VIP Overseas                                        Fidelity VIP Overseas
Fidelity VIP II Asset Manager                                Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                                   Fidelity VIP II Contrafund
Fidelity VIP II Index 500                                    Fidelity VIP II Index 500
Janus Aspen Series Flexible Income Portfolio                 Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio                Janus Aspen Series Worldwide Growth Portfolio
PBHG Insurance Series Growth II                              PBHG Insurance Series Growth II
PBHG Insurance Series Technology                             PBHG Insurance Series Technology
     and Communication                                            and Communication
SAFECO Resource Series Trust Equity Portfolio                SAFECO Resource Series Trust Equity Portfolio
SAFECO Resource Series Trust Growth Portfolio                SAFECO Resource Series Trust Growth Portfolio
T. Rowe Price Equity-Income Portfolio                        T. Rowe Price Equity-Income Portfolio